EXHIBIT 10.1

================================================================================

                              U.S. $22,500,000,000

                    364-DAY BRIDGE TERM LOAN CREDIT AGREEMENT

                           Dated as of March 12, 2009

                                      Among

                                  PFIZER INC.,
                                  as Borrower,

                                       and

                        THE INITIAL LENDERS NAMED HEREIN,
                               as Initial Lenders,

                                       and

                           JPMORGAN CHASE BANK, N.A.,
                            as Administrative Agent,

                                       and

      J.P. MORGAN SECURITIES INC., BANC OF AMERICA SECURITIES LLC, BARCLAYS CAPITAL, CITIGROUP GLOBAL MARKETS INC., AND GOLDMAN SACHS CREDIT PARTNERS
                                      L.P.,
                            as Joint Lead Arrangers,

                                       and

 BANCO SANTANDER, S.A. NEW YORK BRANCH, CREDIT SUISSE, DEUTSCHE BANK SECURITIES INC., HSBC BANK USA, NATIONAL ASSOCIATION, THE ROYAL BANK OF SCOTLAND PLC, THE
           BANK OF TOKYO-MITSUBISHI UFJ, LTD., AND UBS SECURITIES LLC,
                                  as Arrangers,

                                       and

                         BANC OF AMERICA SECURITIES LLC,
    BARCLAYS CAPITAL, CITIBANK, N.A., AND GOLDMAN SACHS CREDIT PARTNERS L.P.
                           as Joint Syndication Agents

================================================================================

                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.  DEFINITIONS AND ACCOUNTING MATTERS..............................  1

      1.01  Certain Defined Terms...........................................  1

      1.02  Accounting Terms and Determinations............................. 25

      1.03  Computation of Time Periods..................................... 26

      1.04  Terms Generally................................................. 26

SECTION 2.  AMOUNTS AND TERMS OF THE LOANS.................................. 26

      2.01  Commitments..................................................... 26

      2.02  Making the Loans................................................ 26

      2.03  Use of Proceeds................................................. 27

      2.04  Changes of Commitments.......................................... 27

      2.05  Fees............................................................ 28

      2.06  Repayment of Loans.............................................. 28

      2.07  Interest on Loans............................................... 28

      2.08  Interest Rate Determination..................................... 29

      2.09  Optional Conversion of Loans.................................... 29

      2.10  Optional Prepayments............................................ 30

      2.11  Mandatory Prepayments and Commitment Reductions................. 30

      2.12  Payments and Computations....................................... 31

      2.13  Sharing of Payments Etc......................................... 32

      2.14  Additional Costs................................................ 32

      2.15  Illegality...................................................... 34

      2.16  Taxes........................................................... 34

      2.17  Defaulting Lender............................................... 36

SECTION 3.  CONDITIONS TO EFFECTIVE DATE AND FUNDING DATE................... 36

      3.01  Conditions Precedent to Effective Date.......................... 36

      3.02  Conditions Precedent to the Funding Date........................ 38

SECTION 4.  REPRESENTATIONS AND WARRANTIES.................................. 41

      4.01  Organization; Powers; Binding Effect............................ 41

      4.02  Contravention................................................... 41

      4.03  Authorization................................................... 41

      4.04  Financial Statements; Material Adverse Change................... 41

      4.05  No Omission..................................................... 42

      4.06  Status.......................................................... 43

      4.07  Federal Reserve Regulations..................................... 43

      4.08  Investment Company Status....................................... 43

      4.09  Litigation...................................................... 43

      4.10  Use of Proceeds................................................. 43

      4.11  Solvency........................................................ 43

      4.12  Compliance with Laws............................................ 43

      4.13  Patriot Act..................................................... 43

SECTION 5.  FINANCIAL COVENANTS............................................. 44

SECTION 6.  AFFIRMATIVE COVENANTS........................................... 44

      6.01  Financial Statements; Ratings Change and Other Information...... 44

      6.02  Preservation of Existence....................................... 45

      6.03  Payment of Obligations.......................................... 45

      6.04  Maintenance of Properties; Insurance............................ 46

      6.05  Books and Records; Inspection Rights............................ 46

      6.06  Compliance with Laws............................................ 46

      6.07  Maintenance of Ratings.......................................... 46

SECTION 7.  NEGATIVE COVENANTS.............................................. 47

      7.01  Subsidiary Debt................................................. 47

      7.02  Secured Debt.................................................... 47

      7.03  Restricted Payments............................................. 47

      7.04  Restrictions on Subsidiary Distributions; Negative Pledges...... 48

      7.05  Mergers and Acquisitions; Fundamental Changes................... 49

      7.06  Transactions with Affiliates.................................... 49

SECTION 8.  EVENTS OF DEFAULT............................................... 50

SECTION 9.  THE ADMINISTRATIVE AGENT........................................ 53

      9.01  Authorization and Action........................................ 53

      9.02  Administrative Agent's Reliance, Etc............................ 53

      9.03  JPMorgan and Affiliates......................................... 54

      9.04  Lender Credit Decision.......................................... 54

      9.05  Indemnification................................................. 54

      9.06  Successor Administrative Agent.................................. 54

SECTION 10. MISCELLANEOUS................................................... 55

      10.01 No Waiver; Remedies............................................. 55

      10.02 Notices, Etc.................................................... 55

      10.03 Amendments, Etc................................................. 57

      10.04 Costs and Expenses; Indemnity................................... 58

      10.05 Binding Effect.................................................. 60

      10.06 Assignments and Participations.................................. 60

      10.07 Governing Law................................................... 64

      10.08 Execution in Counterparts....................................... 64

      10.09 Successors and Assigns.......................................... 64

      10.10 Captions........................................................ 64

      10.11 Confidentiality................................................. 64

      10.12 Jurisdiction, Etc............................................... 65

      10.13 Waiver of Jury Trial............................................ 65

      10.14 USA Patriot Act................................................. 65

      10.15 Release of Guarantors........................................... 66

      10.16 No Fiduciary Duty............................................... 66

      10.17 Right of Set-off................................................ 67

ANNEXES

Annex A       -     Applicable Margin

SCHEDULES

Schedule 1.01 -     Permitted Existing Debt
Schedule 2.01 -     Initial Lenders and Commitments
Schedule 4.05 -     Supplemental Information
Schedule 7.02 -     Existing Liens

EXHIBITS

Exhibit A     -     Form of Note
Exhibit B     -     Form of Notice of Borrowing
Exhibit C     -     Form of Assignment and Acceptance

Exhibit D-1   -     Effective  Date Form of Opinion of  In-house  Counsel to the
                    Borrower
Exhibit D-2   -     Effective  Date Form of Opinion  of New York  Counsel to the
                    Loan Parties
Exhibit D-3   -     Funding  Date Form of  Opinion  of  In-house  Counsel to the
                    Borrower
Exhibit D-4   -     Funding  Date Form of  Opinion  of New York  Counsel  to the
                    Loan Parties
Exhibit E     -     Form of Guaranty Agreement
Exhibit F     -     Form of Solvency Certificate
Exhibit G     -     Form of Compliance Certificate

            CREDIT AGREEMENT dated as of March 12, 2009 among:

            PFIZER INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower");

            The lenders (the "Initial Lenders") listed on the signature pages hereof; and

            JPMORGAN CHASE BANK, N.A. ("JPMorgan"), as agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") for the Lenders (as hereinafter defined).

            The parties hereby agree as follows:

            Section 1. Definitions and Accounting Matters.

            1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1 or in other provisions of this Agreement in the singular to have the same meanings when in the plural and vice versa):

            "Accountants" shall have the meaning assigned to that term in
Section 3.02(j).

            "Accounting Change" shall have the meaning assigned to that term in
Section 1.02.

            "Acquired Business" shall mean Wyeth and its Subsidiaries.

            "Acquisition" shall mean the acquisition by the Borrower of the Acquired Business by the merger of Wagner Acquisition Corp., a direct wholly-owned Subsidiary of the Borrower, with and into Wyeth pursuant to the terms of the Merger Agreement.

            "Additional Costs" shall have the meaning assigned to that term in
Section 2.14(a).

            "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

            "Administrative Agent" shall have the meaning assigned to that term in the introduction hereto.

            "Administrative Agent's Account" shall mean the account of the Administrative Agent most recently designated by it as such account by notice to the Lenders and the Borrower.

            "Administrative Questionnaire" shall mean an Administrative Questionnaire in a form supplied by the Administrative Agent.

            "Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 20% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

            "Agreement" shall mean this Credit Agreement, as amended, supplemented, extended or otherwise modified from time to time.

            "Applicable Duration Fee Rate" shall mean the rate equal to the rate set forth below opposite the applicable Duration Fee Payment Date and the aggregate outstanding principal amount of Loans on such Duration Fee Payment
Date:

--------------------------------------------------------------------------------
Aggregate Outstanding Principal     90 Days        180 Days         270 days
Amount of Loans                    after the       after the        after the
                                 Funding Date     Funding Date     Funding Date

--------------------------------------------------------------------------------
Greater than or equal to            1.50%             2.00%           3.00%
$12,500,000,000

--------------------------------------------------------------------------------
Greater than or equal to            1.00%             1.50%           2.00%
$7,500,000,000 but less than
$12,500,000,000

--------------------------------------------------------------------------------
Less than $7,500,000,000            0.75%             1.25%           1.75%
--------------------------------------------------------------------------------

            "Applicable Lending Office" shall mean, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Loan and such Lender's Eurodollar Lending Office in the case of a Eurodollar Loan.

            "Applicable Margin" shall have the meaning assigned to that term on Annex A.

            "Approved Fund" shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

            "Assignment and Acceptance" shall mean an instrument in substantially the form of Exhibit C hereto.

            "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

            "Base Rate" shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1.00% and (c) the Adjusted LIBO Rate for a one month Interest Period beginning on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

            "Base Rate Loan" shall mean a Loan that bears interest as provided in Section 2.07(a)(i).

            "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

            "Board of Directors" shall mean the board of directors of the Borrower.

            "Borrower" shall have the meaning assigned to that term in the introduction hereto.

            "Borrower's Credit Ratings" shall mean (a) an unsecured long term obligations rating and commercial paper credit rating of the Borrower from Moody's and (b) a long term issuer credit rating and a short term issuer credit rating of the Borrower from S&P.

            "Borrowing" shall mean the borrowing of simultaneous Loans of the same Type made by each of the Lenders pursuant to Section 2.02.

            "Business Day" shall mean any day (a)on which commercial banks are not authorized by Law or required to close in New York City, and (b) if such day relates to any Eurodollar Loan that is also a day on which dealings in U.S. Dollar deposits are carried out in the London interbank market.

            "Capital Lease" shall mean a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under generally accepted accounting principles (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board).

            "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a Capital Lease and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles (including such Statement No. 13).

            "Certain Significant Items" shall mean those items designated as "Certain Significant Items" in the Financial Report (or successor report) filed as an exhibit to the Borrower's Annual Reports on Form 10-K or in the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Borrower's Quarterly Reports on Form 10-Q, as applicable.

            "Change of Control" shall mean (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the Board of Directors by Persons who were neither
(i) nominated by the Board of Directors nor (ii) appointed by directors so nominated.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            "Comfort Letter" shall have the meaning assigned to that term in
Section 3.02(j).

            "Commitment" shall have the meaning assigned to that term in Section 2.01.

            "Commitment Documents" shall mean (i) the Bridge Term Facility Commitment Letter, dated as of January 25, 2009, as amended from time to time, among the Borrower and the Joint Lead Arrangers, (ii) the Bridge Term Facility Additional Arranger Commitment Letter, dated as of February 18, 2009, as amended from time to time, among the Borrower and the Joint Lead Arrangers and each Accession Letter (as defined therein) and (iii) the Bridge Term Facility Fee Letter, dated as of January 25, 2009, as amended from time to time, including pursuant to the Amendment to Bridge Term Facility Fee Letter, dated as of March 12, 2009, in each case, among the Borrower and the Joint Lead Arrangers.

            "Commitment Termination Date" shall mean the earliest of (a) the consummation of the Acquisition prior to the Funding Date, (b) the Termination Date (as defined in, and subject to extension pursuant to the terms of, the Merger Agreement), (c) December 31, 2009, (d) the abandonment of the Acquisition or the termination of the Merger Agreement and (e) the date on which the Commitments are cancelled pursuant to Section 8.

            "Communications" shall have the meaning assigned to that term in
Section 10.02(b)(i).

            "Company Disclosure Letter" shall mean the Parent Disclosure Letter (as defined in the Merger Agreement) dated January 25, 2009 and delivered by the Borrower to Wyeth pursuant to the Merger Agreement.

            "Company Material Adverse Effect" shall mean an effect, event, development, change, state of facts, condition, circumstance or occurrence that is or would be reasonably expected to be materially adverse to the financial condition, assets, liabilities, business or results of operations of the Borrower and its Subsidiaries, taken as a whole; provided, however, that a Company Material Adverse Effect shall not be deemed to include effects, events, developments, changes, states of facts, conditions, circumstances or occurrences arising out of, relating to or resulting from: (A) changes generally affecting the economy, financial or securities markets or political or regulatory conditions, to the extent such changes do not adversely affect the Borrower and its Subsidiaries in a disproportionate manner relative to other participants in the pharmaceutical or biotechnology industry; (B) changes in the pharmaceutical or biotechnology industry, to the extent such changes do not adversely affect the Borrower and its Subsidiaries in a disproportionate manner relative to other participants in such industry; (C) any change in Law or the interpretation thereof or GAAP or the interpretation thereof, to the extent such changes do not adversely affect the Borrower and its Subsidiaries in a disproportionate manner relative to other participants in such industry; (D) acts of war, armed hostility or terrorism to the extent such changes do not adversely affect the Borrower and its Subsidiaries in a disproportionate manner relative to other participants in the pharmaceutical or biotechnology industry; (E) any change attributable to the negotiation, execution or announcement of the Acquisition, including any litigation resulting therefrom, and any adverse change in customer, distributor, employee, supplier, financing source, licensor, licensee, sub-licensee, stockholder, co-promotion or joint venture partner or similar relationships; (F) any failure by the Borrower to meet any internal or published industry analyst projections or forecasts or estimates of revenues or earnings for any period (it being understood and agreed that the facts and circumstances giving rise to such failure that are not otherwise excluded from the definition of Company Material Adverse Effect may be taken into account in determining whether there has been, a Company Material Adverse Effect); (G) any change in the price or trading volume of the common stock of the Borrower on the New York Stock Exchange (it being understood and agreed that the facts and circumstances giving rise to such change that are not otherwise excluded from the definition of Company Material Adverse Effect may be taken into account in determining whether there has been, a Company Material Adverse Effect); and (H) compliance with the terms of, or the taking of any action required by, the Merger Agreement.

            "Company SEC Documents" shall mean all registration statements, prospectuses, forms, reports, definitive proxy statements, schedules, statements and documents required to be filed by the Borrower under the Securities Act or the Exchange Act, as the case may be, together with all certifications required pursuant to the Sarbanes-Oxley Act and any other documents filed by the Borrower or any of its Subsidiaries with the SEC, including exhibits and other information incorporated therein, as they have been supplemented, modified or amended since the time of filing.

            "Consolidated" shall mean, with respect to any Person, the consolidation of accounts of such Person and its Subsidiaries in accordance with GAAP.

            "Consolidated Net Income" shall mean, for any period, the Consolidated net income (or loss) for such period as reflected in the Consolidated statements of income, stockholders' equity and cash flows of the Borrower most recently filed with the SEC; provided, however, that the net income of any other Person in which the Borrower or a Subsidiary has a joint interest with a third party (which interest does not cause the net income of such other Person to be Consolidated into the net income of the Borrower) shall be included only to the extent of the amount of dividends or distributions paid to the Borrower or a Subsidiary.

            "Constituent Documents" shall mean, with respect to any Person, (a) the articles of incorporation, certificate of incorporation, constitution or certificate of formation (or the equivalent organizational documents) of such Person, (b) the by-laws or operating agreement (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election or duties of the directors or managing members of such Person (if any) and the designation, amount or relative rights, limitations and preferences of any class or series of such Person's Equity Interests.

            "Convert", "Conversion" and "Converted" shall each refer to a conversion of Loans of one Type into Loans of the other Type pursuant to Section 2.08, 2.09 or 2.15.

            "Covered Subsidiaries" shall mean the Material Subsidiaries and the Guarantors.

            "Debt" of any Person shall mean the sum of the following (without duplication): (a) all obligations of such Person for borrowed money, under Repurchase Agreements, Disqualified Stock or evidenced by bonds, debentures, notes or other similar instruments (other than any such obligations to the extent that (i) the liability of such Person is limited solely to the property or asset financed by such obligations or (ii) such obligations result from the requirement to return collateral posted to such Person by a counterparty pursuant to a Hedging Contract); (b) all obligations of such Person to pay the deferred purchase price of property, assets or services, except trade accounts payable arising in the ordinary course of business; (c) all Capital Lease Obligations of such Person (other than any such obligations to the extent that the liability of such Person is limited solely to the property or asset financed by such obligations); (d) all Debt of others secured by a Lien on any property or asset of such Person, whether or not such Debt is assumed by such Person; (e) all Debt of others Guaranteed by such Person; and (f) all reimbursement obligations or other obligations (other than contingent obligations) with respect to bankers' acceptances or letters of credit or similar instruments created or issued at the request of such Person.

            "Debt Incurrence" shall mean the issuance or the incurrence of any Debt of the type set forth in clause (a) of the definition of Debt, in each case, after the date hereof by the Borrower or any of its Subsidiaries as to which the Borrower or such Subsidiary receives Net Cash Proceeds.

            "Default" shall mean any Event of Default or any event that with notice or lapse of time or both would become an Event of Default.

            "Defaulting Lender" shall mean any Lender, as reasonably determined by the Administrative Agent on or prior to the Funding Date, that has (a) failed to comply with its obligation to fund any portion of its Loans on the Funding Date, (b) notified the Borrower, the Administrative Agent or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or generally under other agreements in which it has committed to extend credit, (c) failed, within three Business Days or prior to the Funding Date, if earlier, after written request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans; provided that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Administrative Agent, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due or prior to the Funding Date, if earlier, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of an Equity Interest in such Lender or a parent company thereof by a Governmental Authority or an instrumentality thereof; provided further that a Lender may cease to be a Defaulting Lender pursuant to Section 2.17(a).

            "Designated Equity Issuances" shall mean any issuance or sale of any Equity Interests (i) pursuant to employee and other benefit plans, stock option plans, management equity plans, other benefit plans or compensation arrangements or accommodations for management, directors or employees of the Borrower and its Subsidiaries existing on the Effective Date or, if after the Effective Date, established in the ordinary course of business, (ii) by any Subsidiaries of the Borrower to the Borrower or any other Subsidiary, (iii) constituting consideration for the Acquisition, (iv) in connection with the exercise of the Acquired Business' $2 Convertible Preferred Stock, par value $2.50 per share, outstanding immediately prior to the Effective Time (as defined in the Merger Agreement), (v) constituting consideration for Designated Investments and (vi) pursuant to dividend reinvestment plans established for the benefit of the common stock holders of the Borrower.

            "Designated Financings" shall mean the following Debt of the Borrower or its Subsidiaries: (a) Sale and Lease-Back Transactions the U.S. Dollar Equivalent of the Net Cash Proceeds of which (when taken together with all such Sale and Lease-Back Transactions) do not exceed $100,000,000; (b) Debt under Securitization Facilities (other than Foreign Securitization Facilities) the U.S. Dollar Equivalent of the Net Cash Proceeds of which in the aggregate do not exceed (i) $100,000,000 less (ii) the U.S. Dollar Equivalent of the Net Cash Proceeds of Dispositions constituting Specified Asset Sales under clause (v) of that definition, and (c) Debt under Foreign Securitization Facilities the U.S. Dollar Equivalent of the Net Cash Proceeds of which in the aggregate do not exceed (i) $750,000,000 less (ii) the U.S. Dollar Equivalent of the Net Cash Proceeds of Dispositions constituting Specified Asset Sales under clause (vi) of that definition.

            "Designated Investment" shall mean a Domestic Designated Investment or a Foreign Designated Investment.

            "Disposition" or "Dispose" shall mean the sale, transfer, license, lease or other disposition (including any Sale and Lease-Back Transaction) of any property or assets by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that the term "Disposition" shall not include any loss of or damage to, or any condemnation or other taking of, any property or assets.

            "Disqualified Stock" shall mean with respect to any Person, any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for Debt of such Person, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is five years after the Original Maturity Date.

            "Domestic Designated Investment" shall mean a Restricted Investment in a Person organized and existing under the laws of the United States of America or any public subdivision thereof by the Borrower or any Subsidiary organized and existing under the laws of the United States of America or any public subdivision thereof other than the Acquisition.

            "Domestic Lending Office" shall mean, with respect to any Initial Lender, the office of such Lender specified as its "Domestic Lending Office" in its Administrative Questionnaire or, with respect to any other Lender, the office of such Lender specified as its "Domestic Lending Office" in its Administrative Questionnaire, or such other office of such Lender as such Lender may from time to time notify the Borrower and the Administrative Agent.

            "Domestic Subsidiary" shall mean a Subsidiary that is not a Foreign Subsidiary.

            "Duration Fee Payment Date" shall mean each of (i) the date that is 90 days after the Funding Date, (ii) the date that is 180 days after the Funding Date and (iii) the date that is 270 days after the Funding Date; provided that if any such date shall not be a Business Day, then such Duration Fee Payment Date shall be the immediately preceding Business Day.

            "EBITDA" shall mean, with respect to any Person, for any period, Consolidated Net Income for such Person for such period plus (a) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income but without duplication,

            (i) federal, state, local or foreign income Taxes;

            (ii) depreciation or amortization expenses;

            (iii) interest expenses (net of interest income);

            (iv) fees and expenses paid related to the closing of the Acquisition;

            (v) extraordinary, non-recurring or unusual losses or expenses (including costs and expenses related to the cost reduction initiative program announced January 2009, or a substantially similar cost reduction initiative program created in conjunction with the Acquisition, including termination costs, exit costs and other implementation costs not to exceed $3,500,000,000 in the aggregate during the term of this Agreement);

            (vi) costs and expenses related to the integration (both before acquisition and after) of Wyeth including termination costs, costs to exit redundant facilities, and other organizational integration costs such as write-offs of redundant IT systems, accelerated depreciation incurred in connection with anticipated closures or shortened lives due to acquisition and costs of integrating data; provided that such costs and expenses do not to exceed $4,000,000,000 in the aggregate during the term of this Agreement;

            (vii) non-cash purchase accounting charges attributable to any acquisition including future write-offs of in process research and development capitalized as part of such acquisition;

            (viii) discontinued operations to the extent segregated in the Consolidated statements of income, stockholders' equity and cash flows of the Borrower; and

            (ix) non-cash Certain Significant Items not included above in clauses (i) through (viii) and cash Certain Significant Items not included above in clauses (i) through (viii) to the extent such cash items do not exceed $500,000,000 in the aggregate for any such period, in each case, for such period, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, the sum of all income or gains attributed to such items for such period; provided that (1) if the Acquisition or a Material Transaction has occurred during such period, EBITDA shall be determined for such period on a pro forma basis as if such Material Transaction or the Acquisition has occurred on the first day of such period and (2) if the cash consideration for the Acquisition is financed with proceeds of Permitted Repurchase Debt of the type described in clause (b) of the definition thereof incurred in the period prior to the consummation of the Acquisition and the Acquisition has occurred within ten days after the end of such prior period, EBITDA shall be determined for such prior period on a pro forma basis as if the Acquisition had occurred on the first day of such prior period.

            "Effective Date" shall have the meaning assigned to that term in
Section 3.01.

            "Eligible Assignee" shall mean (i) a Lender; (ii) an Affiliate of a Lender; (iii) a commercial bank organized under the Laws of the United States, or any State thereof, and having total assets in excess of $10,000,000,000; (iv) a commercial bank organized under the Laws of any other country that is a member of the Organization for Economic Cooperation and Development or has concluded special lending arrangements with the International Monetary Fund associated with its assets in excess of $10,000,000,000 or its equivalent in the relevant foreign currency, so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause (iv); (v) the central bank of any country that is a member of the Organization for Economic Cooperation and Development; (vi) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans for its own account in the ordinary course of its business and having total assets in excess of $10,000,000,000 or its equivalent in the relevant foreign currency; (vii) any Approved Fund and (viii) any other Person approved by the Administrative Agent and, unless an Event of Default shall have occurred and be continuing, the Borrower, such approval not to be unreasonably withheld or delayed; provided that none of the Borrower, any Affiliate of the Borrower or an individual shall qualify as an Eligible Assignee.

            "Equity Interests" shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

            "Equity Issuance" shall mean any issuance or sale by the Borrower or any of its Subsidiaries after the date hereof of (i) any of its Equity Interests or (ii) any other security or instrument representing an Equity Interest (or the right to obtain any Equity Interest) in the Borrower or any of its Subsidiaries, in each case, other than Disqualified Stock.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

            "ERISA Affiliate" shall mean any Person that for purposes of Title IV of ERISA is a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 414 of the Internal Revenue Code.

            "ERISA Event" shall mean (a) the occurrence with respect to a Plan of a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the Pension Benefit Guaranty Corporation (or any successor) ("PBGC"); (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Borrower or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by the Borrower or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions set forth in Section 302(f)(1)(A) and
(B) of ERISA to the creation of a lien upon property or assets or rights to property or assets of the Borrower or any of its ERISA Affiliates for failure to make a required payment to a Plan are satisfied; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (h) the termination of a Plan by the PBGC pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan.

            "Eurodollar" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

            "Eurodollar Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" in its Administrative Questionnaire (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time notify the Borrower and the Administrative Agent.

            "Events of Default" shall have the meaning assigned to that term in
Section 8.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Excluded Taxes" shall mean, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder or under any other Loan Document, (a) Taxes imposed on (or measured by) its net income by the United States of America (including any political subdivision thereof) or by any other jurisdiction (including any political subdivision of any thereof) under the Laws of which it is organized, in which its principal office is located or in which it conducts any business (other than solely on account of the execution and performance of or the receipt of any payment under, this Agreement or any other Loan Document) or, in the case of any Lender, in which its Applicable Lending Office is located, (b) any branch profits taxes imposed by the United States of America or any comparable Tax imposed by any foreign jurisdiction and (c) in the case of a Foreign Lender (other than an assignee pursuant to a demand by the Borrower under Section 10.06(a)), any withholding Tax that is attributable to such Foreign Lender's failure, inability or ineligibility to furnish documentation described in Section 2.16(e) establishing that such Foreign Lender is entitled to complete exemption from withholding Tax, except to the extent the Administrative Agent's or such Lender's failure is due to a change in Law occurring after the date on which such Foreign Lender becomes a Lender hereunder and except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a different Applicable Lending Office, to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 2.16(a).

            "Federal Funds Effective Rate" shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

            "Final Extended Maturity Date" shall mean the date that is 90 days after the First Extended Maturity Date, provided that, if such date shall not be a Business Day, the Final Extended Maturity Date shall be the immediately preceding Business Day.

            "Final Extension Amount" shall mean an amount selected by the Borrower and set forth in the Final Extension Notice, which amount shall not exceed the lesser of (i) 10% of the Initial Balance and the (ii) aggregate outstanding principal amount of the Loans on the Final Extension Date.

            "Final Extension Conditions" shall mean each of the following conditions: (a) the First Extension Date shall have occurred, (b) the Borrower shall have given written notice signed by a Financial Officer (the "Final Extension Notice") to the Administrative Agent not later than 11:00 A.M. (New York City time) three Business Days before the date of the proposed Final Extension Date, which notice shall include (i) the Final Extension Amount, (ii) the proposed Final Extension Date and (iii) a representation and warranty by the Borrower that on the Final Extension Date, and after giving effect thereto, the statements in clause (d) below are accurate, (c) the Administrative Agent shall have received from the Borrower for the account of each Lender an extension fee equal to 2.00% of the Final Extension Amount and (d) on the Final Extension Date and after giving effect thereto, the following statements shall be true: (x) the representations and warranties contained in Section 4 are accurate in all material respects on and as of such date as if made on and as of such date, except to the extent such representation and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been accurate in all material respects as of such earlier date, (y) since December 31, 2008, a Material Adverse Change has not occurred and (z) no Default has occurred and is continuing or would result from the occurrence of the Final Extension Date.

            "Final Extension Date" shall mean the date, on or before the close of banking business on the First Extended Maturity Date, on which each of the Final Extension Conditions shall have been satisfied.

            "Financial Officer" shall mean (a) the Senior Vice President-Controller of the Borrower, (b) the Chief Financial Officer of the Borrower, (c) the Senior Vice President-Treasurer of the Borrower or (d) any officer of the Borrower who succeeds to all or substantially all of the responsibilities of an officer identified in clause (a), (b) or (c) above.

            "First Extended Maturity Date" shall mean the date that is 90 days after the Original Maturity Date, provided that, if such date shall not be a Business Day, the First Extended Maturity Date shall be the immediately preceding Business Day.

            "First Extension Amount" shall mean an amount selected by the Borrower and set forth in the First Extension Notice, which amount shall not exceed the lesser of (i) 20% of the Initial Balance and the (ii) aggregate outstanding principal amount of the Loans on the First Extension Date.

            "First Extension Conditions" shall mean each of the following conditions: (a) the Funding Date shall have occurred, (b) the Borrower shall have given written notice signed by a Financial Officer (the "First Extension Notice") to the Administrative Agent not later than 11:00 A.M. (New York City time) three Business Days before the date of the proposed First Extension Date, which notice shall include (i) the First Extension Amount, (ii) the proposed First Extension Date and (iii) a representation and warranty by the Borrower that on the First Extension Date, and after giving effect thereto, the statements in clause (d) below are accurate, (c) the Administrative Agent shall have received from the Borrower for the account of each Lender an extension fee equal to 2.00% of the First Extension Amount and (d) on the First Extension Date and after giving effect thereto, the following statements shall be true: (x) the representations and warranties contained in Section 4 are accurate in all material respects on and as of such date as if made on and as of such date, except to the extent such representation and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been accurate in all material respects as of such earlier date, (y) since December 31, 2008, a Material Adverse Change has not occurred and (z) no Default has occurred and is continuing or would result from the occurrence of the First Extension Date.

            "First Extension Date" shall mean the date, on or before the close of banking business on the Original Maturity Date, on which each of the First Extension Conditions shall have been satisfied.

            "Foreign Designated Investment" shall mean any Restricted Investment other than a Domestic Designated Investment and the Acquisition.

            "Foreign Lender" shall mean any Lender that is organized under the laws of a jurisdiction other than the United States of America. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

            "Foreign Securitization Facility" shall mean any Securitization Facility in which the related property or assets are those of a Foreign Subsidiary.

            "Foreign Subsidiary" shall mean any Subsidiary that is not organized under the laws of the United States of America or any public subdivision thereof.

            "Funding Date" shall have the meaning assigned to that term in
Section 3.02.

            "GAAP" shall mean generally accepted accounting principles in the United States of America.

            "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "Guarantee" of any Person shall mean any obligation of such Person directly guaranteeing any Debt of any other Person or otherwise providing for the payment of any Debt of any Person, provided that the term "Guarantee" shall not include endorsements for collection or deposits in the ordinary course of business. The term "Guarantee" used as a verb has a correlative meaning.

            "Guarantors" shall mean, as of the funding on the Funding Date and after the Funding Date, Wyeth, and each other Subsidiary that signs the Guaranty Agreement or that becomes a party to the Guaranty Agreement on or after the Funding Date.

            "Guaranty Agreement" shall mean the guaranty agreement, substantially in the form of Exhibit E, executed by the Guarantors.

            "Hedging Contracts" shall mean all interest rate contracts, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

            "Indemnified Taxes" shall mean Taxes other than Excluded Taxes.

            "Indemnitee" shall have the meaning assigned to that term in Section 10.04(c).

            "Information" shall mean all information, documentation or materials (including the financial statements referred to in Section 3.01(b)) delivered by the Borrower or at the direction of the Borrower to the Joint Lead Arrangers, the Administrative Agent or the Lenders (or, in each case, their affiliates or representatives) in connection with this Agreement.

            "Initial Balance" shall mean the initial aggregate principal amount of the Loans made on the Funding Date.

            "Initial Lenders" shall have the meaning assigned to that term in the introduction hereto.

            "Interest Period" shall mean the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the Funding Date and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

            "Joint Lead Arrangers" shall mean J.P. Morgan Securities Inc., Banc of America Securities LLC, Barclays Capital, the investment banking division of Barclays Bank PLC, Citigroup Global Markets Inc. and Goldman Sachs Credit Partners L.P.

            "Law" shall mean any federal, state, local, national or supranational or foreign law (including common law), statute, ordinance, rule, regulation, Order, code ruling, decree, arbitration award, agency requirement, license or permit of any Governmental Authority.

            "Lenders" shall mean (i) the Initial Lenders and (ii) each Eligible Assignee that shall become a party hereto pursuant to Section 10.06(a), (b) or
(c).

            "Leverage Ratio" shall mean, with respect to any Person as of the last day of any fiscal quarter, the ratio of (a) Specified Debt of such Person and its Subsidiaries outstanding as of such date to (b) EBITDA for such Person for the last four fiscal quarter period ending on such date.

            "LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page providing rate quotations comparable to those currently provided on such page of such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

            "Lien" shall mean, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or asset.

            "Loan" shall have the meaning assigned to that term in Section 2.01.

            "Loan Documents" shall mean, collectively, this Agreement, the Guaranty Agreement, the Notes and the Commitment Documents.

            "Loan Party" shall mean each of the Borrower, each Guarantor and each other Subsidiary that executes and delivers a Loan Document.

            "Material Adverse Change" shall mean any material adverse change in any of (a) the business, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform any of its material obligations under this Agreement or the other Loan Documents, or (c) the rights of or benefits available to the Lenders or the Administrative Agent under this Agreement or any other Loan Document.

            "Material Adverse Effect" shall mean an effect that results in or causes, or could reasonably be expected to result in or cause, a Material Adverse Change.

            "Material Subsidiary" shall mean any Subsidiary (a) for which the Consolidated gross revenues for the four fiscal quarter periods ending on the last day of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to clauses (a) or (b), as applicable, of Section 6.01 (or prior to such delivery, as of December 31, 2008) exceed 5% of the Consolidated gross revenues of the Borrower for such period, in each case determined in accordance with GAAP, or (b) for which the aggregate total assets (after intercompany eliminations) as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to clauses (a) or (b), as applicable, of Section
6.01 (or prior to such delivery, as of December 31, 2008) exceed 5% of the Consolidated total assets of the Borrower as of such date, in each case determined in accordance with GAAP.

            "Material Transaction" shall mean (a) any Disposition or series of related Dispositions by the Borrower or any of its Subsidiaries after the Effective Date, in each case, involving consideration (including non-cash consideration) with a fair market value in excess of $100,000,000 or (b) any Designated Investment after the Effective Date involving consideration (including non-cash consideration) with a fair market value in excess of $100,000,000.

            "Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of January 25, 2009, as amended, supplemented or otherwise modified from time to time (in each case in accordance with the terms of this Agreement), among Pfizer Inc., Wagner Acquisition Corp. and Wyeth.

            "Moody's" shall mean Moody's Investor Services, Inc. and any successor thereto.

            "Multiemployer Plan" shall mean a multiemployer plan, as defined in
Section 4001(a)(3) of ERISA, in respect of which the Borrower or any ERISA Affiliate could have any obligation or liability, contingent or otherwise.

            "Multiple Employer Plan" shall mean a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any ERISA Affiliate and at least one Person other than the Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

            "Net Cash Proceeds" shall mean, (a) with respect to any Disposition by the Borrower or any of its Subsidiaries, the aggregate amount of all cash proceeds (including any cash proceeds received by way of deferred payment of principal pursuant to a note or installment receivable, purchase price adjustment, or otherwise, but only as and when received) received by the Borrower or such Subsidiary in respect of such Disposition, net of (i) all attorneys' fees, accountants' fees, brokerage, consultant and other customary fees and commissions, title and recording tax expenses and other fees and expenses incurred by the Borrower or such Subsidiary in connection with such Disposition, (ii) all Taxes (including Taxes arising out of the distribution of such cash proceeds by a Foreign Subsidiary directly to the Borrower or indirectly to the Borrower by one or more intermediate Subsidiaries or another Subsidiary organized and existing under the laws of the United States of America or any public subdivision thereof (such Taxes, "Specified Taxes")) paid or reasonably estimated to be payable as a result thereof, (iii) any liabilities or obligations associated with the property or assets Disposed of in such Disposition and retained, indemnified or insured by the Borrower or any of its Subsidiaries after such Disposition, including without limitation pension and other post-employment benefit liabilities, liabilities related to environmental matters, and liabilities relating to any indemnification obligations associated with such Disposition, (iv) all payments made, and all installment payments required to be made, with respect to any obligation (x) that is secured by any property or assets subject to such Disposition, in accordance with the terms of any Lien upon such property or assets, or (y) that must by its terms, or in order to obtain a necessary consent to such Disposition, or by applicable law, be repaid out of the proceeds from such Disposition, (v) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Disposition, or to any other Person (other than the Borrower or any of its Subsidiaries) owning a beneficial interest in the property or assets Disposed of in such Disposition, and (vi) the amount of any purchase price or similar adjustment (x) claimed by any Person to be owed by the Borrower or any of its Subsidiaries, until such time as such claim shall have been settled or otherwise finally resolved or (y) paid or payable by the Borrower or any of its Subsidiaries, in either case in respect of such Disposition, (b) with respect to any Property Loss Event, the aggregate amount of all cash proceeds received by the Borrower and its Subsidiaries, net of amounts applied or committed to be applied, to the restoration or repair of damaged property or assets or to the purchase price of replacement property or assets or other similar property or assets useful in the business of the Borrower within 180 days after the receipt of such proceeds and net of Taxes, including Specified Taxes, and (c) with respect to any Equity Issuance or Debt Incurrence, the aggregate amount of all cash proceeds received by the Borrower and its Subsidiaries in respect of such Equity Issuance or Debt Incurrence, net of fees, expenses, costs, underwriting discounts and commissions incurred by the Borrower and its Subsidiaries in connection therewith and net of taxes paid or estimated to be payable as a result thereof.

            "Note" shall mean a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of the Borrower to such Lender.

            "Notice of Borrowing" shall have the meaning assigned to that term in Section 2.02(a).

            "Obligations" means the Loans and all other amounts, obligations, covenants and duties owing by the Borrower or any other Loan Party to the Administrative Agent, any Lender, any Affiliate of any of them or any Indemnitee, of every type and description (whether by reason of an extension of credit, payment of any draft drawn or other payment thereunder, loan, guaranty, indemnification or otherwise), present or future, arising under this Agreement, any other Loan Document, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, including all fees, interest, charges, expenses, attorneys' fees and disbursements and other sums chargeable to the Borrower or any other Loan Party under this Agreement and any other Loan Document.

            "Order" shall mean any order, judgment or injunction.

            "Original Maturity Date" shall mean the date that is 364 days after the Funding Date, provided that, if such date shall not be a Business Day, the Original Maturity Date shall be the immediately preceding Business Day.

            "Other Taxes" shall mean any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents.

            "Patriot Act" shall mean the USA Patriot Act of 2001 (31 U.S.C. 5318 et seq.).

            "Permanent Financing" shall mean the issuance or incurrence by any Loan Party of loans, debt facilities (including any repurchase facility), debt or equity securities, common or preferred equity contributions or other Equity Interests, for proceeds of up to $22,500,000,000 for the purpose of reducing the Commitments, repaying the Obligations and/or financing a portion of the Acquisition that would otherwise be funded by the Loans.

            "Permissible Debt" shall mean Debt for borrowed money or Guarantees thereof (without duplication) (i) of any Subsidiary that is not a Guarantor in an aggregate principal amount for all such Subsidiaries for which the U.S. Dollar Equivalent does not exceed $2,500,000,000, and (ii) of any Foreign Subsidiary in an aggregate principal amount for all Foreign Subsidiaries for which the U.S. Dollar Equivalent does not exceed $2,000,000,000.

            "Permitted Commercial Paper" shall mean commercial paper, or refinancings thereof, issued by the Company in the ordinary course of business for working capital purposes.

            "Permitted Debt Issuance" shall mean a Debt Incurrence resulting from (i) Designated Financings, (ii) borrowings under the Revolving Credit Facility (to the extent not exceeding $5,000,000,000) or this Agreement, (iii) Permitted Existing Debt and Permitted Refinancings of Permitted Existing Debt,
(iv) Permitted Commercial Paper, (v) Permissible Debt, (vi) Debt of the Borrower to any Subsidiary or of any Subsidiary to the Borrower or any other Subsidiary or (vii) Permitted Repurchase Debt.

            "Permitted Existing Debt" shall mean the Debt of the Borrower and its Subsidiaries set forth on Schedule 1.01 and any Debt of Wyeth or its Subsidiaries existing on the Funding Date and not incurred in contemplation of the Acquisition.

            "Permitted Liens" shall mean: (a) Liens imposed by Law for Taxes that are not yet due or are being contested in compliance with Section 6.03; (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by Law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days (or if more than 30 days overdue, are unfiled and no other action has been taken to enforce such Liens) or are being contested in compliance with Section 6.03; (c) pledges and deposits made in the ordinary course of business (i) in compliance with workers' compensation, unemployment insurance and other social security laws or regulations and (ii) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Subsidiary; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations), in each case in the ordinary course of business; (e) judgment Liens in respect of judgments that do not constitute an Event of Default under clause (f) of Section 8; (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by Law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Material Subsidiary; (g) Liens (i) of a collection bank on the items in the course of collection, (ii) attaching to trading accounts or brokerage accounts incurred in the ordinary course of business, (iii) in favor of a banking or other financial institution arising as a matter of Law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and which are customary in the banking industry, (iv) attaching to other prepayments, deposits or earnest money in the ordinary course of business and (v) attaching to cash collateral posted pursuant to a Hedging Contract entered into in the ordinary course of business;
(h) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; and (i) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person's obligations in respect of documentary letters of credit or banker's acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods.

            "Permitted Refinancing" shall mean any extension, refinancing, renewal, replacement or defeasement of any Debt within 6 months of the scheduled final maturity date of such Debt that (a) does not exceed the principal amount of such Debt (plus all accrued interest thereon and the amount of all Taxes, fees, costs, expenses and premiums incurred in connection therewith), (b) is on the whole on terms no less favorable in all material respects to the Borrower or any Subsidiary than such Debt or is on terms that are reasonable based on current market conditions for such Debt, and (c) has a weighted average maturity and final maturity (measured as of the date of such extension, refinancing, renewal replacement or defeasance) no shorter than that of such Debt.

            "Permitted Repurchase Debt" shall mean Debt incurred under Repurchase Agreements (a) with a term of not more than 270 days for securities, money-market funds, loans or instruments that are classified as long or short term investments on the Consolidated balance sheet of the Borrower and its Subsidiaries entered into (i) on reasonable terms and not for speculative purposes and for aggregate amounts equal to not more than the value of such securities, money-market funds, loans or instruments as determined by the Borrower pursuant to its financial reporting policies, (ii) for general corporate purposes and (iii) with any commercial bank, other financial institution or investment grade corporation which has a combined capital and surplus and undivided profits the U.S. Dollar Equivalent of which is not less than $500,000,000; provided that the aggregate outstanding amount of such Debt shall not exceed $5,000,000,000 at any one time; provided further, that after the Funding Date, not more than $1,000,000,000 of such Debt shall be incurred by the Borrower and its Domestic Subsidiaries and (b) with a term beginning no sooner than 10 days prior to the Funding Date and expiring not more than 30 days after the Funding Date for securities, money-market funds, loans or instruments that are classified as long or short term investments on the Consolidated balance sheet of the Borrower and its Subsidiaries entered into (i) on reasonable terms and not for speculative purposes and for aggregate amounts equal to not more than the value of such securities, money-market funds, loans or instruments as determined by the Borrower pursuant to its financial reporting policies, (ii) to directly or indirectly finance the cash consideration for the Acquisition and (iii) with any commercial bank, other financial institution or investment grade corporation which has a combined capital and surplus and undivided profits the U.S. Dollar Equivalent of which is not less than $500,000,000; provided that the aggregate outstanding amount of such Debt pursuant to this clause (b) shall not exceed $14,500,000,000 at any one time.

            "Person" shall mean an individual, a corporation, a company, a voluntary association, a partnership, a trust, a joint venture, a limited liability company, an unincorporated organization, or a government or any agency, instrumentality or political subdivision thereof.

            "Plan" shall mean a Single Employer Plan, a Multiple Employer Plan or a Multiemployer Plan.

            "Platform" shall have the meaning assigned to that term in Section 10.02(b)(ii).

            "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its office located at 270 Park Avenue, New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

            "Pro Forma Financials" shall have the meaning assigned to that term in Section 3.01(b).

            "Property Loss Event" shall mean (a) any loss of or damage to property or assets of the Borrower or any of its Subsidiaries that results in the receipt by such Person of proceeds of insurance (other than business interruption insurance) the U.S. Dollar Equivalent of which exceeds $100,000,000 (individually or in the aggregate) or (b) any taking of property or assets of the Borrower or any of its Subsidiaries that results in the receipt by such Person of a compensation payment in respect thereof the U.S. Dollar Equivalent of which exceeds $100,000,000 (individually or in the aggregate).

            "Purchase Money Debt" shall mean Debt (including industrial revenue bonds) incurred to finance the acquisition of property or assets and secured by a Lien on such property or assets.

            "Quarterly Date" shall mean the last day of each March, June, September and December in each year, the first of which shall be the first such day after the date hereof; provided that, if any such day is not a Business Day, then such Quarterly Date shall be the next preceding Business Day.

            "Register" shall have the meaning assigned to that term in Section 10.06(e).

            "Regulation S-X" shall mean Regulation S-X of the Securities Act.

            "Regulations A, D, U and X" shall mean, respectively, Regulations A, D, U and X of the Board (or any successor), as the same may be amended or supplemented from time to time.

            "Regulatory Change" shall mean any change after the date of this Agreement in United States Federal, state or foreign Law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, including the Administrative Agent or any Lender, of or under any United States Federal, state or foreign Law or regulations (whether or not having the force of Law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

            "Repurchase Agreement" shall mean an agreement by the Borrower or any Subsidiary to sell securities to another Person coupled with an agreement to purchase such securities from such Person at a specified price on a later date.

            "Required Lenders" shall mean, at any time, Lenders having at least a 50.1% interest of the Commitments or, if no Commitments are then outstanding, Lenders owed at least a 50.1% interest of the then aggregate unpaid principal amount of all outstanding Loans.

            "Requisite Amount" shall have the meaning assigned to that term in
Section 8(e).

            "Reserve Requirement" shall mean, for any Interest Period for all Eurodollar Loans, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion U.S. Dollars against "Eurocurrency Liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (a) any category of liabilities that includes deposits by reference to which the LIBO Rate is to be determined or (b) any category of extensions of credit or other assets that includes Eurodollar Loans.

            "Restricted Investment" shall have the meaning assigned to that term in Section 7.05(b).

            "Restricted Payment" shall mean any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in any Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in such Person or any option, warrant or other right to acquire any such Equity Interests in such Person.

            "Revolving Credit Facility" shall mean the 364 Day Credit Agreement, dated as of March 9, 2009, among the Borrower, Citibank, N.A., as administrative agent, and the lenders party thereto as amended, supplemented, modified or refinanced from time to time.

            "S&P" shall mean Standard & Poor's Ratings Group, a division of The McGraw Hill Corporation and any successor thereto.

            "Sale and Lease-Back Transaction" shall mean any arrangement providing for the leasing by the Borrower or any of its Subsidiaries of any real or tangible personal property, which property has been or is to be sold or transferred by the Borrower or such Subsidiary to a third Person in contemplation of such leasing.

            "Sarbanes-Oxley Act" shall mean the Sarbanes-Oxley Act of 2002.

            "SEC" shall mean the United States Securities and Exchange
Commission.

            "Secured Debt" shall mean any Debt under any Repurchase Agreement and any Debt the obligations with respect to which are secured by a Lien.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Securitization Facility" shall mean, with respect to any Person, a facility or other arrangement or program providing for the sale, transfer or conveyance to a Securitization SPV of property or assets in exchange for the advance of funds to such Person and/or one or more of its Subsidiaries.

            "Securitization SPV" shall mean, with respect to any Person, a trust, bankruptcy remote entity or other special purpose entity which is a Subsidiary of such Person (or, if not a Subsidiary, the common equity of which is wholly owned, directly or indirectly, by such Person) and which is formed for the purpose of, and engages in no material business other than, acting as an issuer or a depositor under a Securitization Facility or as an intermediate transferee and transferor under a Securitization Facility (and, in connection therewith, in either case, owning property or assets and pledging or transferring any interests therein).

            "Series A Preferred Stock" shall have the meaning assigned to that term in Section 7.03.

            "Single Employer Plan" shall mean a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any ERISA Affiliate and no Person other than the Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

            "Solvent" shall mean, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature and (c) such Person does not have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

            "Specified Asset Sale" shall mean any Disposition or series of related Dispositions by the Borrower or any of its Subsidiaries after the Effective Date not in the ordinary course of business; provided that "Specified Asset Sale" shall not include (i) a Disposition or series of related permanent Dispositions the U.S. Dollar Equivalent of the Net Cash Proceeds of which do not exceed $100,000,000 in the aggregate for such Disposition or series of related Dispositions, (ii) Dispositions in connection with Sale and Lease-Back Transactions that are Designated Financings; (iii) Dispositions by Foreign Subsidiaries to the extent the U.S. Dollar Equivalent of the Net Cash Proceeds of all such Dispositions does not exceed $500,000,000 in the aggregate, (iv) Dispositions by the Borrower to a Subsidiary or a Subsidiary to the Borrower or another Subsidiary, (v) Dispositions (other than those described in clause (iv) above or clause (vi) below) in connection with Securitization Facilities to the extent that the U.S. Dollar Equivalent of the Net Cash Proceeds of which in the aggregate do not exceed (A) $100,000,000 less (B) the aggregate amount of Debt constituting Designated Financings under clause (b) of the definition thereof,
(vi) Dispositions (other than those described in clause (iv) or clause (v) above) in connection with Foreign Securitization Facilities to the extent that the U.S. Dollar Equivalent of the Net Cash Proceeds of which in the aggregate do not exceed (A) $750,000,000 less (B) the aggregate amount of Debt constituting Designated Financings under clause (c) of the definition thereof, (vii) Dispositions of securities, money-market funds, loans and instruments that are classified as long or short term investments on the Consolidated balance sheet of the Borrower and its Subsidiaries for the purpose of funding all or a portion of the cash consideration for the Acquisition and (viii) Dispositions under transactions for the incurrence of Permitted Repurchase Debt.

            "Specified Debt" shall mean, with respect to the Borrower long term debt and debt maturing within one year on such day (in each case, of the type reflected in the Consolidated balance sheet of the Borrower on any date of determination).

            "Specified Taxes" shall have the meaning assigned thereto in the clause (a)(ii) of the definition of Net Cash Proceeds.

            "Statutory Reserve Rate" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D). Such reserve percentage shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

            "Subsidiary" shall mean, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which at least a majority of the outstanding shares of Voting Stock is at the time directly or indirectly owned or controlled by such Person or one or more of the Subsidiaries of such Person. Unless the context shall otherwise require, "Subsidiary" refers to a Subsidiary of the Borrower.

            "Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges , liabilities or withholdings (including interest, fines, penalties or additions to tax) imposed by any Governmental Authority.

            "Transaction Documents" shall mean this Agreement, the other Loan Documents and the Merger Agreement.

            "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Base Rate.

            "United States" and "United States Person" shall have the meaning assigned to that term in Section 7701 of the Code.

            "Unused Commitment Fee Rate" shall mean, as of any date of determination, a per annum rate equal to the rate set forth below opposite the applicable Borrower's Credit Rating in effect at such time:

--------------------------------------------------------------------------------
                     Level I     Level II    Level III    Level IV     Level V
--------------------------------------------------------------------------------
Borrower's Credit   AA+/Aa1 or    AA/Aa2      AA-/Aa3       A+/A1      A/A2 or
Ratings               higher                                            lower
--------------------------------------------------------------------------------
Unused                0.25%        0.30%       0.375%       0.50%       0.50%
Commitment Fee
--------------------------------------------------------------------------------

For purposes of determining the Unused Commitment Fee Rate, the applicable Borrower's Credit Ratings from one of S&P and Moody's will be required to qualify for the applicable level set forth above; provided that if the higher applicable Borrower's Credit Rating is more than one Level higher than the other Borrower's Credit Rating, the Unused Commitment Fee Rate shall be the Level below the Level corresponding to such higher Borrower's Credit Rating.

            "U.S. Dollar Equivalent" shall mean, (a) with respect to any amount denominated in U.S. Dollars on any date, such amount, (b) with respect to any amount denominated in any other currency on any date, the amount of U.S. Dollars that would be required to purchase such amount of such currency at or about 11:00 A.M., New York City time, on such date, for delivery two Business Days later, as determined by the Administrative Agent on the basis of the spot selling rate for the offering of such currency for U.S. Dollars in the New York foreign exchange market, determinations thereof made in good faith by the Administrative Agent to be conclusive and binding on the parties in the absence of manifest error.

            "U.S. Dollars" and "$" shall mean lawful money of the United States of America.

            "Voting Stock" shall mean Equity Interests of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such entity shall have or might have voting power by reason of the happening of a contingency).

            "Wyeth" shall mean Wyeth, a Delaware corporation.

            "Wyeth Disclosure Letter" shall mean the Company Disclosure Letter (as defined in the Merger Agreement) dated January 25, 2009 and delivered by Wyeth to the Borrower pursuant to the Merger Agreement.

            "Wyeth Material Adverse Effect" shall mean an effect, event, development, change, state of facts, condition, circumstance or occurrence that is or would be reasonably expected to be materially adverse to the financial condition, assets, liabilities, business or results of operations of Wyeth and its Subsidiaries, taken as a whole; provided, however, that a Wyeth Material Adverse Effect shall not be deemed to include effects, events, developments, changes, states of facts, conditions, circumstances or occurrences arising out of, relating to or resulting from: (A) changes generally affecting the economy, financial or securities markets or political or regulatory conditions, to the extent such changes do not adversely affect Wyeth and its Subsidiaries in a disproportionate manner relative to other participants in the pharmaceutical or biotechnology industry; (B) changes in the pharmaceutical or biotechnology industry, to the extent such changes do not adversely affect Wyeth and its Subsidiaries in a disproportionate manner relative to other participants in such industry; (C) any change in Law or the interpretation thereof or GAAP or the interpretation thereof, to the extent such changes do not adversely affect Wyeth and its Subsidiaries in a disproportionate manner relative to other participants in such industry; (D) acts of war, armed hostility or terrorism to the extent such changes do not adversely affect Wyeth and its Subsidiaries in a disproportionate manner relative to other participants in the pharmaceutical or biotechnology industry; (E) any change attributable to the negotiation, execution or announcement of the Acquisition, including any litigation resulting therefrom, and any adverse change in customer, distributor, employee, supplier, financing source, licensor, licensee, sub-licensee, stockholder, co-promotion or joint venture partner or similar relationships, including as a result of the identity of the Borrower; (F) any failure by Wyeth to meet any internal or published industry analyst projections or forecasts or estimates of revenues or earnings for any period (it being understood and agreed that the facts and circumstances giving rise to such failure that are not otherwise excluded from the definition of Wyeth Material Adverse Effect may be taken into account in determining whether there has been, a Wyeth Material Adverse Effect); (G) any change in the price or trading volume of the common stock of Wyeth on the New York Stock Exchange (it being understood and agreed that the facts and circumstances giving rise to such change that are not otherwise excluded from the definition of Wyeth Material Adverse Effect may be taken into account in determining whether there has been, a Wyeth Material Adverse Effect); and (H) compliance with the terms of, or the taking of any action required by, the Merger Agreement.

            "Wyeth SEC Documents" shall mean all registration statements, prospectuses, forms, reports, definitive proxy statements, schedules, statements and documents required to be filed by Wyeth under the Securities Act or the Exchange Act, as the case may be, together with all certifications required pursuant to the Sarbanes-Oxley Act and any other documents filed by Wyeth or any of its Subsidiaries with the SEC, including exhibits and other information incorporated therein as they have been supplemented, modified or amended since the time of filing.

            1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or any Lender hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent with the audited Consolidated financial statements of the Borrower for the Borrower's fiscal year ended December 31, 2008 (except for changes concurred with by the Borrower's independent public accountants ("Accounting Change")); provided, however, that (a) to the extent any Accounting Change would affect the calculation of the Leverage Ratio pursuant of Section 5 of this Agreement, then the Leverage Ratio shall be calculated without giving effect to the Accounting Change and (b) following any Accounting Change, the Borrower shall provide the Administrative Agent a reconciliation with respect to the calculation of the Leverage Ratio before and after giving effect to such Accounting Change at the time the Borrower is required by Section 6.01(c)(ii) to deliver the calculations demonstrating compliance with Section 5. Following any Accounting Change, upon request by the Borrower or Administrative Agent, the Borrower, Administrative Agent and Required Lenders agree to negotiate in good faith to amend Section 5 and related definitions to preserve the original intent thereof in light of the Accounting Change.

            1.03 Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding"

            1.04 Terms Generally. The definitions set forth or referred to in
Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.

            Section 2. Amounts and Terms of the Loans.

            2.01 Commitments. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make a loan (each a "Loan") in U.S. Dollars to the Borrower on the Funding Date, which shall occur during the period from the Effective Date until the Commitment Termination Date, in an aggregate amount not to exceed at any time outstanding (a) the amount set forth opposite such Lender's name on Schedule 2.01 hereto or (b) if such Lender has entered into any Assignment and Acceptance, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 10.06(e), in each case as such amount may be reduced pursuant to Section 2.04(a) or (b) or Section
2.11 (such Lender's "Commitment"). Amounts of Loans prepaid may not be reborrowed. Any unused Commitment shall terminate on the earlier of (i) the funding of the Loans on the Funding Date and (ii) close of banking business on the Commitment Termination Date.

            2.02 Making the Loans. (a) The Borrowing shall be made on notice, given not later than (i) in the case of a Base Rate Loan, 11:00 A.M. (New York City time) one Business Day before the date of the proposed Borrowing (which shall be a Business Day) and (ii) in the case of a Eurodollar Loan, 11:00 A.M. (New York City time) three Business Days before the date of the proposed Borrowing, in each case by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof on the same Business Day by facsimile transmission or electronic messaging system. Such notice of the Borrowing (the "Notice of Borrowing") shall be in writing in substantially the form of Exhibit B hereto, specifying therein (A) the requested date of the proposed Borrowing (which shall be a Business Day), (B) the Type of Loans comprising the Borrowing,
(C) the aggregate amount of the Borrowing, (D) in the case of a Borrowing consisting of Eurodollar Loans, the initial Interest Period for each such Loan, and (E) the location and number of the Borrower's account to which funds are to be disbursed. Each Lender shall, before 12:00 Noon (New York City time) on the date of the Borrowing, make available to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of the Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Section 3, the Administrative Agent will make such funds available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower or maintained with the Administrative Agent in New York City and designated by the Borrower in the Notice of Borrowing.

            (b) Anything herein to the contrary notwithstanding, the Borrower may not select Eurodollar Loans for the Borrowing if the obligation of the Lenders to make Eurodollar Loans shall then be suspended pursuant to Section
2.08 or 2.15.

            (c) Once received by the Administrative Agent the Notice of Borrowing shall be irrevocable and binding on the Borrower.

            (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of such Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.02(a) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree (but without duplication) to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds Effective Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement. If the Borrower shall repay to the Administrative Agent such corresponding amount, such prepayment shall not limit any claim the relevant Borrower may have against the Lender that failed to make such amount available.

            (e) The failure of any Lender to make the Loan to be made by it as part of the Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the Funding Date. The Administrative Agent shall have no obligation to make a Lender's ratable portion of the Borrowing available to the Borrower if, prior to the Borrowing, such Lender had not made such portion of the Borrowing available to the Administrative Agent.

            2.03 Use of Proceeds. The proceeds of the Loans shall be used by the Borrower solely to finance (a) the Acquisition, and (b) the payment of fees and expenses in connection with the Acquisition.

            2.04 Changes of Commitments. (a) Termination on the Commitment Termination Date. Unless theretofore reduced to such amount pursuant to Section 2.04(b) or 2.11, the Commitments of the Lenders shall automatically be reduced to zero on the earlier of (i) the funding of the Loans on the Funding Date and
(ii) the close of banking business on the Commitment Termination Date.

            (b) Ratable Termination or Reduction. The Borrower shall have the right, at any time or from time to time, upon at least three Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided that each partial reduction shall be in the minimum amount of $25,000,000 or an integral multiple of $1,000,000 in excess thereof. The aggregate amount of the Commitments, once reduced as provided in this Section 2.04(b) or in Section 2.11, may not be reinstated.

            2.05 Fees. (a) Unused Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender an unused commitment fee on the daily average amount of such Lender's Commitment, for each day during the period from the Effective Date until the earlier of the Funding Date and the Commitment Termination Date at a rate per annum equal to the Unused Commitment Fee Rate. The accrued unused commitment fee shall be payable in arrears on each Quarterly Date and, without duplication, on the earlier of the Funding Date and the Commitment Termination Date.

            (b) Duration Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a duration fee on each Duration Fee Payment Date in an amount equal to the Applicable Duration Fee Rate times the aggregate outstanding principal amount of Loans on such Duration Fee Payment Date.

            (c) Administrative Agent's Fee. The Borrower shall pay to the Administrative Agent for its own account such fees as may from time to time be agreed in writing by and between the Borrower and the Administrative Agent.

            2.06 Repayment of Loans. The Borrower hereby promises to pay to the Administrative Agent, for account of each Lender, the aggregate outstanding principal amount of the Loans, and the Loans shall mature, on the Original Maturity Date; provided, however, that if the First Extension Conditions have been satisfied, only the aggregate outstanding principal amount of the Loans in excess of the First Extension Amount shall mature on the Original Maturity Date and the Borrower hereby promises to pay to the Administrative Agent, for account of each Lender, the remaining aggregate outstanding principal amount of the Loans, and the Loans shall mature, on the First Extended Maturity Date; provided further, that if the Final Extension Conditions have been satisfied, only the aggregate outstanding principal amount of the Loans in excess of the Final Extension Amount shall mature on the First Extended Maturity Date and the Borrower hereby promises to pay to the Administrative Agent, for account of each Lender, the remaining aggregate outstanding principal amount of the Loans, and the Loans shall mature, on the Final Extended Maturity Date.

            2.07 Interest on Loans. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Loan owing to each Lender by the Borrower from the date of such Loan until such principal amount shall be paid in full, at the following rates:

                  (i) Base Rate Loans. During such periods as such Loan is a Base Rate Loan, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the Applicable Margin, payable in arrears on each Quarterly Date during such periods and, without duplication, on the date such Base Rate Loan shall be Converted or paid in full.

                  (ii) Eurodollar Loans. During such periods as such Loan is a Eurodollar Loan, a rate per annum equal at all times during each Interest Period for such Loan to the sum of (x) the Adjusted LIBO Rate for such Interest Period for such Loan plus (y) the Applicable Margin, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and, without duplication, on the date such Eurodollar Loan shall be Converted or paid in full.

            (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on the aggregate unpaid principal amount of the Loans and the amount of all other Obligations then due and payable, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such aggregate amount shall be paid in full and on demand, at a rate per annum equal at all times to 2.00% per annum above the rate per annum required to be paid on Base Rate Loans pursuant to clause (a)(i) above.

            2.08 Interest Rate Determination. (a) Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

            (b) If, with respect to Eurodollar Loans, the Required Lenders notify the Administrative Agent that the LIBO Rate for any Interest Period for such Loans will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Eurodollar Loans for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Loan will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Loan, and (ii) the obligation of the Lenders to make, or to Convert Loans into, such Loans shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist as determined by the Required Lenders, which notice shall be given promptly after such circumstances cease to exist as determined by the Required Lenders.

            (c) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Loans in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, such Interest Period shall have a duration of one month.

            (d) Upon the occurrence and during the continuance of any Event of Default under Section 8(a), (i) each Eurodollar Loan will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Loan and (ii) the obligation of the Lenders to make, or to Convert Loans into, Eurodollar Loans shall be suspended.

            2.09 Optional Conversion of Loans. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.08 and 2.15, Convert all Loans of one Type or any portion thereof into Loans of the other Type; provided that any Conversion of Eurodollar Loans into Base Rate Loans shall be made only on the last day of an Interest Period for such Eurodollar Loans; provided further that the aggregate amount of Eurodollar Loans for each Interest Period must be in the amount of at least $25,000,000 or an integral multiple of $1,000,000 in excess thereof. Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion (ii) the Loans to be Converted and (iii) if such Conversion is into Eurodollar Loans, the duration of the initial Interest Period for each such Loan. Each notice of Conversion shall be irrevocable and binding on the Borrower.

            2.10 Optional Prepayments. The Borrower may, upon notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, given not later than 10:00 A.M. (New York City time) (a) three Business Days before such proposed prepayment in the case of Eurodollar Loans and (b) on the day of such proposed prepayment in the case of Base Rate Loans, and, if such notice is given, the Borrower shall, prepay without penalty the outstanding principal amount of the Loans in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid, provided that in the event of any such prepayment of a Eurodollar Loan other than on the last day of the Interest Period therefor, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 10.04(b). Each prepayment hereunder shall be in a minimum amount of $25,000,000 or any whole multiple of $1,000,000 in excess thereof.

            2.11 Mandatory Prepayments and Commitment Reductions.

            (a) (i) Subject to the terms of this Section 2.11(a), after the occurrence of any Specified Asset Sale or Property Loss Event, the Borrower shall ratably prepay the Loans, and if the Funding Date has not occurred, permanently reduce the Commitments outstanding as of the date of such Specified Asset Sale or Property Loss Event, in each case, in an aggregate amount equal to 100% of the Net Cash Proceeds thereof. The Borrower shall effect such prepayment or reduction within ten Business Days (if such Net Cash Proceeds are received by the Borrower or a Domestic Subsidiary), or twenty Business Days (if such Net Cash Proceeds are received by a Foreign Subsidiary), after the consummation of such Specified Asset Sale or such Property Loss Event; provided that if the Funding Date occurs prior to such period, such Commitment reduction shall be effective immediately prior to the Funding Date.

                  (ii) Upon any Equity Issuance (other than any Designated Equity Issuance) or Debt Incurrence (other than any Permitted Debt Issuance), the Borrower shall ratably prepay the Loans, and if the Funding Date has not occurred the Commitments shall be subject to automatic ratable reduction, in an aggregate amount equal to 100% of the Net Cash Proceeds thereof, such reduction to be effective immediately and any such prepayment to be effected within five Business Days (if such Equity Issuance or Debt Incurrence is by the Borrower or a Domestic Subsidiary) or ten Business Days (if such Equity Issuance or Debt Incurrence is by a Foreign Subsidiary) after such Equity Issuance or Debt Incurrence.

            (b) Notices. Prepayments pursuant to this Section 2.11 shall be made upon notice to the Administrative Agent not later than 10:00 A.M. (New York City time) on any Business Day for Base Rate Loans, and upon at least three Business Days' notice for Eurodollar Loans, stating the proposed date and aggregate principal amount of the applicable prepayment. Upon receipt of a notice of prepayment pursuant to this clause (b), the Administrative Agent shall promptly notify each Lender of the contents thereof on the same Business Day and of such Lender's ratable share of such prepayment and such notice shall not thereafter be revocable.

            (c) Other Amounts. All prepayments pursuant to this Section 2.11 shall be accompanied by interest on the principal amount prepaid accrued to the date of such prepayment. In the event of any prepayment of Eurodollar Loans pursuant to this Section 2.11, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 10.04(b).

            2.12 Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes to the Administrative Agent at the Administrative Agent's Account without set-off or counterclaim, not later than 12:00 noon New York City time on the due date of such payment (each such payment made after such time on such date to be deemed to have been made on the next Business Day). The Administrative Agent will promptly thereafter cause to be distributed funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Section 2.14, 2.16 or 10.04(b)) to the Lenders, and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 10.06(e), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance (which shall not include the Borrower) shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

            (b) All interest hereunder and the fees payable under Section 2.05(a) shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Base Rate at times when the Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

            (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day; provided that, if such extension would cause payment of interest on or principal of Eurodollar Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

            (d) All amounts payable under this Agreement shall be paid in U.S. Dollars.

            (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Effective Rate.

            2.13 Sharing of Payments Etc. (a) If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans owing to it (other than pursuant to Section 2.14, 2.16 or 10.04(b)) in excess of its ratable share of payments on account of the Loans obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Loans owing to such other Lenders as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

            (b) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

            2.14 Additional Costs. (a) The Borrower shall, within 30 days following demand by a Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender from time to time such amounts as such Lender may reasonably determine to be necessary to compensate it for any costs that such Lender determines are attributable to its making, funding or maintaining any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any such Loans or such obligation (excluding amounts attributable to Taxes, which shall be governed solely and exclusively by
Section 2.16) (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change:
(i) that imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements (other than the Reserve Requirement utilized in the determination of the LIBO Rate for such Loans) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including any such Loans or any deposits of the type referred to in the definition of "LIBO Rate" in Section 1.01), or the Commitment of such Lender; or (ii) imposes any other condition affecting this Agreement or such Lender's Notes (or any of such extensions of credit or liabilities) or the Commitment of such Lender; provided that the Borrower shall not be obligated to pay to such Lender such Additional Costs unless such Lender at such time shall be generally assessing such amounts on a non discriminatory basis against borrowers under agreements having provisions similar to this paragraph; and provided further that any such Additional Costs allocated to any Loans or the Commitment of such Lender shall not exceed the Borrower's pro rata share of all costs attributable to all loans or advances or commitments to all borrowers by such Lender that collectively result in the consequences for which such Lender is to be compensated by the Borrower. Any Lender seeking compensation hereunder shall make reasonable efforts to notify the Borrower of the enactment of any Regulatory Change that would entitle such Lender to compensation pursuant to this Section 2.14(a) as promptly as practicable after obtaining knowledge thereof and the date of effectiveness of such Regulatory Change; provided that failure to provide such notice shall not in any way reduce the Borrower's liability therefor. As soon thereafter as such Lender shall have determined to request such compensation, such Lender shall notify the Borrower thereof and shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office for the Loans of such Lender affected by such Regulatory Change if such designation will avoid the need for, or reduce the amount of, such compensation, and will not, in the opinion of such Lender, be otherwise disadvantageous to such Lender. Notwithstanding anything in this Section 2.14(a) to the contrary, the Borrower's obligation to reimburse such Lender for Additional Costs pursuant to this Section 2.14(a) shall be limited as follows:

            (x) In the event of a Regulatory Change with an effective date occurring on or after its date of enactment, the Borrower shall be obligated to pay to such Lender only such amounts attributable to the period commencing on the later of the effective date of such Regulatory Change or the date of such Lender's notice of determination to request compensation hereunder; and

            (y) In the event of a Regulatory Change with an effective date retroactive from its date of enactment, the Borrower shall be obligated to pay only such amounts attributable to a period commencing up to 60 days prior to such Lender's notice of enactment of the Regulatory Change and its request for compensation hereunder.

            (b) Without limiting the effect of the foregoing provisions of this
Section 2.14 (but without duplication), the Borrower shall, within 30 days following a demand by a Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender from time to time such amounts as such Lender may reasonably determine to be necessary to compensate such Lender for any costs (excluding amounts attributable to Taxes, which shall be governed solely and exclusively by Section 2.16) that it determines are attributable to the maintenance by such Lender, pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority following any Regulatory Change, of capital in respect of its Commitment (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender to a level below that which such Lender could have achieved but for such Law, regulation, interpretation, directive or request); provided that (i) the Borrower shall not be obligated to pay to such Lender such additional amounts unless such Lender at such time shall be generally assessing such amounts on a nondiscriminatory basis against borrowers under agreements having provisions similar to this paragraph; and (ii) any such additional amounts allocated to the Commitment of such Lender shall not exceed the Borrower's pro rata share of all costs attributable to all commitments to all borrowers by such Lender that collectively result in the consequences for which such Lender is to be compensated by the Borrower. Each Lender will notify the Borrower that it is entitled to compensation pursuant to this Section 2.14(b) as promptly as practicable after it determines to request such compensation; provided the Borrower shall be obligated to pay such Lender only such amounts attributable to the period commencing 60 days after the date of such Lender's notice.

            (c) Determinations and allocations by a Lender for purposes of this
Section 2.14 of the effect of any Regulatory Change pursuant to Section 2.14(a), or of the effect of capital maintained pursuant to Section 2.14(b), on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 2.14, shall be conclusive and binding for all purposes, provided that such determinations and allocations are made on a reasonable basis. Any Lender requesting compensation under this Section 2.14 will furnish the Borrower with a certificate setting forth the basis and amount of such request for compensation.

            2.15 Illegality. (a) Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any Law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any Lender to perform its obligations hereunder to make Eurodollar Loans or to fund or maintain Eurodollar Loans hereunder, (i) each Eurodollar Loan will automatically, upon such demand, Convert into a Base Rate Loan and (ii) the obligation of the Lenders to make Eurodollar Loans or to Convert Loans into Eurodollar Loans shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, which notice shall be given promptly after such circumstances cease to exist.

            (b) Each Lender agrees that, before making a demand under subsection
(a) above, it shall (i) use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Lending Office for the Eurodollar Loans of such Lender, if such designation will avoid the need for the Conversion of or for the suspension of the obligation of any Lender or Lenders to make Eurodollar Loans as described in subsection (a) above and will not, in the opinion of such Lender, be otherwise disadvantageous to such Lender and (ii) failing such efforts and if legally permissible, cause such demand to be made on the last day of the applicable Interest Period for each Eurodollar Loan, as the case may be, then outstanding.

            2.16 Taxes.

            (a) Any and all payments by or on account of any Obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required by Law to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16) the Administrative Agent and each Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Law.

            (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.

            (c) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes on or attributable to amounts payable under this Section 2.16) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by a Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be presumptive evidence of such payment or liability absent manifest error.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to any Governmental Authority, and in any event within 60 days of such payment, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

            (e) The Administrative Agent and each Lender, including any Foreign Lender, that is entitled to an exemption from or reduction of withholding Tax under the Law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), such properly completed and executed documentation (including Internal Revenue Service forms W-8 and W-9) as reasonably requested by the Borrower or Administrative Agent (as applicable) and as may be necessary or appropriate to permit the Borrower to make payments under this Agreement or any Loan Document without withholding Tax or at a reduced withholding Tax rate unless the Administrative Agent or the Lender is exempt from backup withholding based on the indicators in Treasury Regulation Section 1.6049-4(c)(1)(ii), in which case no such documentation shall be delivered. The Administrative Agent and each Lender shall provide the appropriate documentation described in the preceding sentence at the following times (i) prior to the first payment date after becoming a party to this Agreement, (ii) Upon a change in circumstance or, upon reasonable request by the Company, upon a change in Law, in each case requiring or making appropriate a new or additional form, certificate or documentation, (iii) upon reasonable request by the Borrower upon or before the expiration, obsolescence or invalidity of any documentation previously provided to the Borrower or the Administrative Agent (as applicable) and (iv) upon reasonable request by the Borrower or the Administrative Agent (as applicable).

            (f) Each Lender agrees that, before making a demand under this
Section 2.16, it shall use reasonable efforts (consistent with its legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation will avoid the need for, or reduce the amount of, any additional amounts that would otherwise thereafter accrue and will not, in the judgment of such Lender, require such Lender to incur a loss and would not otherwise be disadvantageous to the Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. Upon any such change in any Applicable Lending Office, such Lender shall provide to the Administrative Agent and the Borrower the appropriate form specified in Section 2.16(e).

            2.17 Defaulting Lender.

            Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

            (a) on the date that such Lender becomes a Defaulting Lender, fees under Section 2.05(a) shall cease to accrue on the Commitment of such Defaulting Lender; provided that if such Defaulting Lender complies with its obligation to make the Loans on the Funding Date as provided in this Agreement, such Lender shall cease to be a Defaulting Lender and such fees shall be deemed to have accrued during the period from the date that such Lender became a Defaulting Lender until the Funding Date and any such unpaid fees under Section 2.05(a) shall be due and payable on the Funding Date; and

            (b) the Commitment of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 10.03), provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender.

            Section 3. Conditions to Effective Date and Funding Date.

            3.01 Conditions Precedent to Effective Date. This Agreement shall be effective on the date (the "Effective Date") on which the following conditions precedent shall have been satisfied:

            (a) The Administrative Agent (or its counsel) shall have received from each applicable party the following, each dated such day (unless otherwise specified):

                  (i) A counterpart of this Agreement signed on behalf of each party thereto.

                  (ii) A copy of the articles or certificate of incorporation (or equivalent Constituent Document) of the Borrower, certified as of a recent date by the Secretary of State of the state of organization of the Borrower, together with a certificate of such official attesting to the good standing of the Borrower.

                  (iii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) the names and true signatures of each officer of the Borrower who is authorized to sign this Agreement and the other Loan Documents (other than the Commitment Documents) on the Borrower's behalf, (B) the by-laws (or equivalent Constituent Document) of the Borrower as in effect on the date of such certification, (C) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of the Borrower from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to clause (ii) above and (D) the resolutions of the Borrower's Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party.

                  (iv) A certificate of a duly authorized officer of the Borrower, dated the Effective Date, stating that each of the conditions precedent listed in Section 3.01(d) have been satisfied.

                  (v) (A) An opinion of in-house counsel for the Borrower, substantially in the form of Exhibit D-1 hereto and (B) an opinion of Cadwalader, Wickersham & Taft LLP, special New York counsel to the Loan Parties, or other New York counsel to the Loan Parties reasonably acceptable to the Administrative Agent, in either case, substantially in the form of Exhibit D-2 hereto.

            (b) The Administrative Agent shall have received copies of (i) the audited Consolidated balance sheet of the Borrower and its Subsidiaries, (ii) the audited Consolidated balance sheet of the Acquired Business, (iii) the related audited Consolidated statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries and the Acquired Business, in each case for the three fiscal years immediately preceding the Effective Date, (iv) quarterly unaudited financial statements available to the Borrower or Wyeth, as applicable, for any interim quarterly period or periods of the Borrower and Wyeth ended after the date of the most recent audited financial statements; (v) customary additional audited and unaudited financial statements for all recent, probable or pending acquisitions of the Borrower or the Acquired Business, as applicable; and (vi) customary pro forma financial statements ("Pro Forma Financials"), in each case meeting the requirements of Regulation S-X for Form S-3 registration statements ((i), (ii), (iii), (iv), (v) and (vi) being collectively referred to as, the "Initial Financial Statements"); provided that information required to be delivered pursuant to this Section 3.01(b) shall be deemed to have been delivered if such information, or one or more annual or quarterly or other reports or proxy statements containing such information shall have been posted and available on the website of the SEC at http://www.sec.gov (and a confirming electronic correspondence is delivered or caused to be delivered by the Borrower to the Administrative Agent providing notice of such availability).

            (c) The Borrower shall have paid such fees as the Borrower shall have agreed to pay to any Joint Lead Arranger, Lender or the Administrative Agent in connection herewith, including the reasonable fees and expenses of Weil, Gotshal & Manges LLP, special New York counsel to the Joint Lead Arrangers, in connection with the negotiation, preparation, execution and delivery of the Loan Documents, the extensions of credit hereunder and the syndication of the credit facility provided hereby (to the extent such fees and expenses are due and statements for such fees and expenses have been delivered to the Borrower).

            (d) (i) No Default shall have occurred and be continuing as of such date, (ii) the representations and warranties of the Borrower contained in Sections 4.01, 4.02, 4.04(b), 4.05, 4.08 and 4.13 shall be accurate on and as of such date as if made on and as of such date and (iii) no injunction affecting the execution, delivery or performance of the Loan Documents shall have been issued and remain in effect on the Effective Date.

            3.02 Conditions Precedent to the Funding Date. The obligation of the Lenders to make Loans hereunder shall not become effective until the time and date (the "Funding Date"), after the Effective Date but prior to the close of banking business on the Commitment Termination Date, on which each of the following conditions precedent shall have occurred:

            (a) the Administrative Agent (or its counsel) shall have received from each applicable party the following, each dated such day (unless otherwise specified):

                  (i) A counterpart of each Note (if requested by any Lender) signed by the Borrower and, concurrently with the funding on the Funding Date, the Guaranty Agreement signed by Wyeth.

                  (ii) A copy of the articles or certificate of incorporation (or equivalent Constituent Document) of each Loan Party except to the extent delivered pursuant to Section 3.01(a)(ii), certified as of a recent date by the Secretary of State of the state of organization of such Loan Party, together with certificates of such official attesting to the good standing of each Loan Party.

                  (iii) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) with respect to the Borrower, that the information and certifications contained in the certificate delivered pursuant to Section 3.01(a)(iii) remain accurate as of the Funding Date and there have been no changes to such information since the Effective Date (or if there have been changes to such information since the Effective Date then certifying the information and documents required of
      Section 3.02(a)(iii)(B)) and (B) with respect to each remaining Loan Party, (1) the names and true signatures of each officer of each Loan Party who is authorized to sign this Agreement and the other Loan Documents (other than the Commitment Documents) on the such Loan Party's behalf, (2) the by-laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification and (3) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to clause (ii) above and (C) the resolutions of such Loan Party's Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of each Loan Document to which it is a party.

                  (iv) A certificate of a duly authorized officer of the Borrower, dated the Funding Date, stating that each of the conditions precedent listed in Section 3.02(d) have been satisfied.

                  (v) A solvency certificate, substantially in the form of Exhibit F hereto, signed by the Chief Financial Officer of the Borrower.

                  (vi) (A) An opinion of in-house counsel for the Borrower, substantially in the form of Exhibit D-3 hereto and (B) an opinion of Cadwalader, Wickersham & Taft LLP, special New York counsel to the Loan Parties, or other New York counsel to the Loan Parties reasonably acceptable to the Administrative Agent, in either case, substantially in the form of Exhibit D-4 hereto.

            (b) The Borrower shall have paid such fees as the Borrower shall have agreed to pay to any Joint Lead Arranger, Lender or the Administrative Agent in connection herewith, including the reasonable fees and expenses of Weil, Gotshal & Manges LLP, special New York counsel to the Joint Lead Arrangers, in connection with the negotiation, preparation, execution and delivery of the Loan Documents, the extensions of credit hereunder and the syndication of the credit facility provided hereby (to the extent that statements for such fees and expenses have been delivered to the Borrower).

            (c) (i) No Default (other than a Default resulting from an inaccurate representation or warranty not referenced in clause (ii) below) shall have occurred and be continuing as of such date, (ii) the representations and warranties of the Borrower contained in Sections 4.01, 4.02, 4.04 (other than 4.04(a)), 4.05, 4.07, 4.08, 4.11 or 4.13 shall be accurate on and as of such date as if made on and as of such date, (iii) the representations and warranties contained in the Merger Agreement with respect to the Acquired Business shall be accurate on and as of such date (except to the extent such representation and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been accurate as of such earlier date) to the extent that the failure of such representations and warranties to be accurate would permit the Borrower to exercise termination rights under the Merger Agreement and (iv) no injunction affecting the execution, delivery or performance of the Loan Documents shall have been issued and remain in effect on the Funding Date.

            (d) Except (i) as disclosed in the Company SEC Documents filed since January 1, 2008 but prior to January 25, 2009 (but excluding any risk factor disclosures contained under the heading "Risk Factors," any disclosure of risks included in any "forward-looking statements" disclaimer or any other statements that are similarly non-specific or predictive or forward-looking in nature, but in each case, other than any specific factual information contained therein) or
(ii) as set forth in the Company Disclosure Letter, there shall not have been, since December 31, 2007, any event, occurrence, development or state of circumstances or facts or condition that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

            (e) Except (i) as disclosed in the Wyeth SEC Documents filed since January 1, 2008 but prior to January 25, 2009 (but excluding any risk factor disclosures contained under the heading "Risk Factors," any disclosure of risks included in any "forward-looking statements" disclaimer or any other statements that are similarly non-specific or predictive or forward-looking in nature, but in each case, other than any specific factual information contained therein) or
(ii) as set forth in the Wyeth Disclosure Letter, there shall not have been, since December 31, 2007, any event, occurrence, development or state of circumstances or facts or condition that has had or would reasonably be expected to have, individually or in the aggregate, a Wyeth Material Adverse Effect.

            (f) The Merger Agreement shall be in full force and effect on the Funding Date. On or prior to the Funding Date, there shall have been no amendment, waiver, supplement or other modification to the Merger Agreement (including the exhibits, schedules and all related documents and agreements) with respect to: (i) (A) the purchase price consideration (including equity and cash components thereof) for the Acquisition, (B) the definitions or application of "Parent Material Adverse Change" and "Company Material Adverse Change" and
(C) Sections 4.2 and 6.13 of the Merger Agreement, in each case, without the prior written consent of each Joint Lead Arranger; and (ii) any other term of the Merger Agreement (including the Company Disclosure Letter and the Wyeth Disclosure Letter) or condition to the consummation of the Acquisition (including with respect to accuracy and completeness on the Funding Date of the representations and warranties made by the Borrower and Wyeth) under the Merger Agreement that would be materially adverse to the Lenders without the prior written consent of each Joint Lead Arranger.

            (g) On the Funding Date, the Acquisition shall have been concurrently consummated in accordance with the Merger Agreement. The Borrower's and the Acquired Business' cash on hand together with the proceeds from Borrowings under this Agreement, any Permanent Financings effected on or prior to the Funding Date and any Equity Interests constituting consideration for the Acquisition will be sufficient to consummate the Acquisition and the transactions contemplated by this Agreement and pay all related fees, commissions and expenses.

            (h) The commitments under the Credit Agreement, dated as of August 2, 2007, among Wyeth, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agents shall have been terminated in full.

            (i) The Borrower shall on the Funding Date, and taking into account the Funding Date and the consummation of the Acquisition, have (i) an unsecured long-term obligations rating of at least "A2" (with stable (or better) outlook) and a commercial paper credit rating of at least "P-1" (which rating shall be affirmed) from Moody's and (ii) a long-term issuer credit rating of at least "A" (with stable (or better) outlook) and a short-term issuer credit rating of at least "A-1" (which rating shall be affirmed) from S&P (for the avoidance of doubt, it being understood, that an unsecured long-term obligations rating of higher than "A2" and a long-term issuer credit rating of higher than "A" shall satisfy the foregoing condition, as applicable, irrespective of whether or not such rating(s) are subject to "negative watch" or "negative outlook").

            (j) Each Joint Lead Arranger shall be satisfied that the Borrower has (a) before April 24, 2009, completed the preparation of a preliminary prospectus or preliminary offering memorandum or preliminary private placement memorandum and suitable for use in a customary "investment grade road show", in a form that will enable the independent registered public accountants of the Borrower and the Acquired Business (the "Accountants") to render a customary "comfort letter", including customary "negative assurances" (a "Comfort Letter"), (b) used all commercially reasonable efforts to cause the Permanent Financing to be consummated on or prior to the Funding Date (including, without limitation, to obtain customary Comfort Letters for use in connection therewith), and (c) caused the participation of senior management and representatives of the Borrower and used commercially reasonable efforts to cause senior management and representatives of the Acquired Business to participate (but only to the extent the Acquired Business is obligated under the Merger Agreement to provide such participation), at the reasonable request of the investment bank engaged to assist in structuring the Permanent Financing, in one or more road shows during the period beginning on the date that the Pro Forma Financials are first available and ending on the Funding Date.

            Section 4. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Agreement, (a) on and as of the Effective Date, the Borrower makes each of the representations and warranties set forth in Sections 4.01, 4.02, 4.04(b), 4.05, 4.08, and 4.13 below (in each case, with references to Loan Parties and Loan Documents deemed to refer only to the applicable Loan Parties and Loan Documents executed on the Effective Date), and (b) on and as of the Funding Date, the First Extension Date and the Final Extension Date, the Borrower makes each of the representations and warranties set forth below (in the case of the Funding Date, after giving effect to the Acquisition):

            4.01 Organization; Powers; Binding Effect. Each Loan Party is duly incorporated (or organized) and validly existing under the Laws of the state of its incorporation or organization and has the necessary corporate or other power and authority to enter into this Agreement and the other Loan Documents, to borrow hereunder and to perform and observe its obligations hereunder and thereunder, all corporate or other action required to authorize the execution and delivery of this Agreement and the other Loan Documents and the performance by such Loan Party of its obligations hereunder and under the other Loan Documents has been duly taken, and this Agreement and the other Loan Documents have been duly executed and delivered and constitute, and, when executed and delivered, each of the Notes shall have been duly executed and delivered and shall constitute, valid, legal and binding obligations of each applicable Loan Party enforceable against such Loan Party in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            4.02 Contravention. Neither (a) the certificate of incorporation, by-laws or other Constituent Documents of the Loan Parties, (b) any provision of any existing material mortgage, trust deed, contract, license, franchise, concession or agreement or any other material contractual obligation by which the Borrower or any of its Subsidiaries or any of their property or assets is bound, nor (c) any Law, regulation, judgment, injunction or other Order or award of any judicial, administrative, governmental or other authority or of any arbitrator binding on the Borrower or any of its Subsidiaries, conflicts or would conflict with or be contravened in any respect by the execution and delivery of the Transaction Documents or which would conflict with or be contravened by the Borrower's or its Subsidiaries' performance or observance of any of its obligations under the Transaction Documents, except, in the case of clause (c) above, for any such conflict or contravention that would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

            4.03 Authorization. There are no authorizations, approvals, licenses, registrations or consents of any Loan Party's jurisdiction of incorporation or organization or New York or the United States of America necessary for the execution and delivery by any Loan Party, as applicable, of any Loan Document, the performance by any Loan Party of the obligations expressed to be assumed by it in or pursuant to the applicable Loan Documents and the payment of any amounts hereunder or under the other Loan Documents in accordance with their terms or to render this Agreement or any other Loan Document legal, valid, binding, enforceable and admissible in evidence.

            4.04 Financial Statements; Material Adverse Change. (a) (i) On the Effective Date, the Initial Financial Statements were prepared in accordance with GAAP, consistently applied, except as otherwise noted therein and such Initial Financial Statements present fairly, in all material respects, the Consolidated financial position and results of operations of the Borrower and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, the respective periods covered thereby and (ii) on the Funding Date, the financial statements delivered on or prior to the Funding Date were prepared in accordance with GAAP, consistently applied, except as otherwise noted therein and such financial statements present fairly, in all material respects, the Consolidated financial position and results of operations of the Borrower and its Subsidiaries (including the Acquired Business) in accordance with GAAP, consistently applied, as at the end of, and for, the respective periods covered thereby.

            (b) Except (i) as disclosed in the Company SEC Documents filed since January 1, 2008 but prior to January 25, 2009 (but excluding any risk factor disclosures contained under the heading "Risk Factors," any disclosure of risks included in any "forward-looking statements" disclaimer or any other statements that are similarly non-specific or predictive or forward-looking in nature, but in each case, other than any specific factual information contained therein) or
(ii) as set forth in the Company Disclosure Letter, there shall not have been, since December 31, 2007, any event, occurrence, development or state of circumstances or facts or condition that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

            (c) Except (i) as disclosed in the Wyeth SEC Documents filed since January 1, 2008 but prior to January 25, 2009 (but excluding any risk factor disclosures contained under the heading "Risk Factors," any disclosure of risks included in any "forward-looking statements" disclaimer or any other statements that are similarly non-specific or predictive or forward-looking in nature, but in each case, other than any specific factual information contained therein) or
(ii) as set forth in the Wyeth Disclosure Letter, there shall not have been, since December 31, 2007, any event, occurrence, development or state of circumstances or facts or condition that has had or would reasonably be expected to have, individually or in the aggregate, a Wyeth Material Adverse Effect.

            4.05 No Omission. (i) All Information (other than financial projections and information of a general economic nature or general industry nature) provided directly or indirectly by the Acquired Business or the Borrower to the Administrative Agent and the Lenders in connection with this Agreement and the Acquisition (with respect to the Acquired Business, in each case, to the best of the Borrower's knowledge), is and will be, when taken as a whole, complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading and so far as the Borrower is aware, nothing has occurred between the date of delivery of such Information and the date that this representation is made (except as disclosed in Schedule 4.05) which renders such information untrue or misleading in any material respect and (ii) the financial projections that have been or will be made available to the Lenders by the Acquired Business or the Borrower or their respective representatives have been and will be prepared in good faith based upon assumptions that are believed by the Borrower to be reasonable at the time such financial projections are furnished to the Lenders, it being understood and agreed that financial projections are not a guarantee of financial performance and actual results may differ from financial projections and such differences may be material.

            4.06 Status. The obligations of the Borrower hereunder and under the Notes rank at least pari passu in priority of payment with all of its other unsecured senior Debt.

            4.07 Federal Reserve Regulations. (a) None of the Borrower or its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying margin stock (as defined in Regulation U).

            (b) No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally, or ultimately, for any purpose which entails a violation of, or which is inconsistent with, the provisions of Regulations U and X as in effect on the date hereof and all official rulings and interpretations thereunder or thereof.

            4.08 Investment Company Status. The Borrower is not an "investment company" or "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            4.09 Litigation. Except as disclosed in the Company SEC Documents or the Wyeth SEC Documents (but, in each case, excluding any risk factor disclosures contained under the heading "Risk Factors," any disclosure of risks included in any "forward-looking statements" disclaimer or any other statements that are similarly non-specific or predictive or forward-looking in nature, but in each case, other than any specific factual information contained therein) filed prior to the Effective Date, there is no pending or (to the knowledge of the Borrower) threatened action, investigation or proceeding affecting the Borrower, the Acquired Business or any of their Subsidiaries before any court, governmental agency or arbitrator that is initiated by any Person other than a Lender in its capacity as a Lender (i) that is reasonably likely to have a Material Adverse Effect or (ii) that could be reasonably expected to affect the legality, validity or enforceability of any Loan Document.

            4.10 Use of Proceeds. The proceeds of the Loans shall be used by the Borrower solely to finance (a) the Acquisition, and (b) the payment of fees and expenses in connection with the Acquisition.

            4.11 Solvency. Both before and after giving effect to the Loans and the application of proceeds thereof in accordance with this Agreement, the Borrower and each Guarantor is Solvent.

            4.12 Compliance with Laws. Each of the Borrower and its Subsidiaries is in compliance with all Laws, regulations and Orders of any Governmental Authority applicable to it or its property or assets and all indentures, agreements and other instruments binding upon it or its property or assets, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            4.13 Patriot Act. The Borrower has provided each Lender with information that identifies the Borrower, including the name and address of the Borrower and other information that will allow such Lender to identify the Borrower, and has been requested from the Borrower pursuant to Section 326 of the Patriot Act and Section 10.14 of this Agreement, in accordance with the Patriot Act.

            Section 5. Financial Covenants.

            Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that the Borrower shall maintain as of the last day of each fiscal quarter a Leverage Ratio of not more than 2.75 to 1.

            Section 6. Affirmative Covenants.

            Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

            6.01 Financial Statements; Ratings Change and Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

            (a) on or before the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) or, if such financial statements are not required to be filed with the SEC, on or before the date that is ninety (90) days after the end of each such fiscal year of the Borrower, its audited Consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such Consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a Consolidated basis in accordance with GAAP consistently applied;

            (b) on or before the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) with respect to each of the first three quarterly accounting periods in each fiscal year of the Borrower or, if such financial statements are not required to be filed with the SEC, on or before the date that is forty-five (45) days after the end of each such quarterly accounting period, its Consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a Consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

            (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower substantially in the form of Exhibit G hereto (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 5 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.01(b) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; and

            (d) as soon as possible the Borrower will furnish to the Administrative Agent and each Lender (i) and in any event within five Business Days after the Borrower first becomes aware of the occurrence of each Default continuing on the date of such statement, a written statement of a Financial Officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto, (ii) prompt written notice of the Borrower having knowledge of the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Subsidiary that could reasonably be expected to have a Material Adverse Effect and (iii) prior to the Funding Date, prompt written notice of any amendment, waiver or termination (including notices of termination) under the Merger Agreement, Company Disclosure Letter or Wyeth Disclosure Letter.

Information required to be delivered pursuant to subsections (a) and (b) of this
Section 6.01 shall be deemed to have been delivered if such information, or one or more annual or quarterly or other reports or proxy statements containing such information shall have been posted and available on the website of the SEC at http://www.sec.gov (and a confirming electronic correspondence is delivered or caused to be delivered by the Borrower to the Administrative Agent providing notice of such availability). The Borrower acknowledges that certain of the Lenders may be "public side" Lenders (i.e. Lenders that do not wish to receive material non-public information with respect to the Borrower, the Acquired Business or their respective Affiliates or securities) (each, a "Public Lender"). At the request of the Administrative Agent, the Borrower agrees to prepare additional versions of the documents required by this Section 6.01 to be used by Public Lenders that do not contain material non-public information concerning the Borrower, the Acquired Business or their respective Affiliates or securities. The Borrower will clearly designate as such all Information provided to the Administrative Agent or the Lenders by or on behalf of the Borrower or the Acquired Business which is suitable to make available to Public Lenders.

            6.02 Preservation of Existence.

            The Borrower shall preserve and maintain, and cause each Guarantor to preserve and maintain, its corporate (including partnership, limited liability company or other legal organizational) existence; provided, however, that the Borrower and the Guarantors may consummate any transaction not prohibited by Section 7.05.

            6.03 Payment of Obligations.

            Except to the extent the failure to do so could not reasonably be expected to result in a Material Adverse Effect, the Borrower shall pay and discharge, and cause each Subsidiary to pay and discharge, before the same shall become delinquent, (i) all Taxes imposed upon it or upon its property or assets and (ii) all lawful claims that, if unpaid, might result in a Lien upon its property or assets; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay or discharge any such Taxes or claim that is being contested in good faith and by proper proceedings and as to which adequate reserves are being maintained in accordance with GAAP.

            6.04 Maintenance of Properties; Insurance.

            Except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Borrower shall, and shall cause each of its Subsidiaries to, (a) keep and maintain all property or assets material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain insurance (if not self insured for such risk), with financially sound and reputable insurance companies, in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations or substantially consistent with past practices of the Borrower and its Material Subsidiaries.

            6.05 Books and Records; Inspection Rights.

            The Borrower shall, and shall cause each of its Subsidiaries to, keep proper books of record and account in which full, accurate entries are made of all dealings and transactions in relation to its business and activities to the extent required by GAAP. The Borrower shall, and shall cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested during normal business hours; provided that, unless an Event of Default shall have occurred and be continuing, only one (1) visit shall be permitted during any calendar year. Notwithstanding anything to the contrary in this Section 6.05, none of the Borrower or any of its Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent (or its representatives) is prohibited by Law or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product.

            6.06 Compliance with Laws.

            The Borrower shall, and shall cause each of its Subsidiaries to, comply with all Laws, rules, regulations and Orders of any Governmental Authority applicable to it or its property or assets, except where (a) the necessity of compliance therewith is contested in good faith by appropriate proceedings or (b) noncompliance therewith, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            6.07 Maintenance of Ratings.

            The Borrower shall use best efforts to secure at all times (a) the ratings referred to in the definition of Borrower's Credit Ratings, (b) a commercial paper credit rating from Moody's and (c) a short-term issuer credit rating from S&P.

            Section 7. Negative Covenants. Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

            7.01 Subsidiary Debt.

            The Borrower shall not permit any Subsidiary that is not a Guarantor to, create, incur, assume or permit to exist any Debt other than (a) Permissible Debt, (b) Debt of any such Subsidiary owing to any other Subsidiary or to the Borrower and (c) Permitted Repurchase Debt.

            7.02 Secured Debt.

            The Borrower shall not, nor shall it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Secured Debt, provided that nothing in this Section 7.02 shall be construed to prevent or restrict the following:

            (a) Debt secured by Liens existing on the Effective Date and described on Schedule 7.02 and any Permitted Refinancing of such Debt, provided that no Event of Default has occurred and is continuing or would result from any such Permitted Refinancing;

            (b) Secured Debt in an aggregate amount the U.S. Dollar Equivalent of which does not exceed $2,000,000,000; provided that on the date of the incurrence thereof no Event of Default has occurred and is continuing or would result therefrom;

            (c) Debt secured by Permitted Liens; or

            (d) Permitted Repurchase Debt.

            7.03 Restricted Payments.

            The Borrower shall not, and shall not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) any Subsidiary may make any Restricted Payments with respect to its Equity Interests to the Borrower or any other Subsidiary and to any other Person owning such Equity Interest on a ratable basis, (b) the Borrower may declare and pay or make dividends and distributions on its Equity Interests and payable only in the common stock of the Borrower, (c) the Borrower may declare and pay cash dividends quarterly with respect to its common stock in an amount not to exceed the amount of the most recent quarterly dividend declared prior to the Effective Date, in each case, so long as no Event of Default of the type specified in Sections 8(a), 8(h) and 8(i) is continuing on the date of declaration thereof, (d) the Borrower may declare and pay dividends and distributions on its Series A convertible preferred stock outstanding on the Effective Date and held by employee stock ownership plans ("Series A Preferred Stock") and may redeem or convert such Series A Preferred Stock pursuant to the terms thereof, (e) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans, management equity plans, stock subscription agreements, shareholder agreements, other benefit plans or compensation arrangements or accommodations for management, directors or employees of the Borrower and its Subsidiaries, in each case in the ordinary course of business,
(f) any Restricted Payments made pursuant to the Merger Agreement (or on Equity Interests issued pursuant to the Merger Agreement) as in effect on January 26, 2009 and (g) redemptions or repurchases of common stock of the Borrower for an aggregate amount of consideration not to exceed $250,000,000.

            7.04 Restrictions on Subsidiary Distributions; Negative Pledges.

            The Borrower shall not, and shall not permit any of its Subsidiaries to:

            (a) agree to enter into or suffer to exist or become effective any consensual encumbrance or consensual restriction in any agreement with regard to Debt for borrowed money of any kind (other than under the Loan Documents or any Permanent Financing) on the ability of the Borrower or such Subsidiary to pay dividends or make any other distribution or transfer of funds, property or assets or make loans or advances to or other investments in, or pay any Debt owed to, the Borrower or any other Subsidiary; or

            (b) enter into or suffer to exist or become effective any agreement with regard to Debt for borrowed money prohibiting or limiting the ability of the Borrower or such Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, to secure the Obligations;

provided that nothing in this Section 7.04 shall be construed to prevent or restrict the following:

            (i) Loan Documents or "Loan Documents" under and as defined in the Revolving Credit Facility;

            (ii) any agreements governing Permitted Repurchase Debt, Purchase Money Debt, Capital Lease Obligations or other Secured Debt permitted by Section
7.02 (provided that in the case of agreements permitted by this clause (ii), any prohibition or limitation shall only be effective against the property or assets financed thereby);

            (iii) any agreements or instruments governing Debt of the Borrower and its Subsidiaries or the Acquired Business existing on the date hereof;

            (iv) with respect to clause (b) only, any such prohibition or limitation in any agreement or instrument governing a Permanent Financing if such prohibition or limitation does not apply to any such Lien granted in respect of the Obligations as long as an "equal and ratable" Lien is granted to secure the Debt under such Permanent Financing;

            (v) any encumbrances or restrictions existing under or by reason of:
(A) applicable Law or any applicable rule, regulation or Order, (B) any agreement or other instrument of a Person (including the Acquired Business) acquired by the Borrower or any Subsidiary in existence at the time of such acquisition (but not created in connection therewith), (C) with respect to clause (b) only, restrictions on cash or other deposits or net worth imposed under contracts entered into in the ordinary course of business, (D) anti-assignment provisions in contracts restricting the assignment thereof (including any such provision in licenses and leases), and (E) restrictions created in connection with any leases, Sale and Lease-Back Transactions or Securitization Facilities to the extent covering assets subject to such transactions;

            (vi) any encumbrances or restrictions of the type referred to in this Section 7.04 imposed by any Permitted Refinancings of the contracts, instruments or obligations referred to in the foregoing clauses (iii) and (v)(B) of this Section 7.04; and

            (vii) any agreements governing Permissible Debt of a Foreign Subsidiary that is not a "Designated Borrower" as defined under the Revolving Credit Agreement.

            7.05 Mergers and Acquisitions; Fundamental Changes.

            (a) The Borrower will not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise Dispose of, and will not permit any Subsidiary to sell, transfer, lease or otherwise Dispose of, (in one transaction or in a series of transactions) all or substantially all of the property or assets of the Borrower and its Subsidiaries taken as a whole (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing or would result therefrom (i) any Person may merge into or consolidate with the Borrower in a transaction in which the Borrower is the surviving corporation and (ii) any Subsidiary may liquidate or dissolve if (A) the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower, and (B) such liquidation or dissolution is not materially disadvantageous to the Lenders.

            (b) Other than the Acquisition, the Borrower will not, and will not permit any Subsidiary to, purchase or acquire, directly or indirectly (in one transaction or a series of transactions and including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger), the majority of the Voting Stock of any other Person (other than a Subsidiary), all or substantially all of the property or assets of any other Person (other than a Subsidiary) or any property or assets of any other Person (other than a Subsidiary) constituting a business unit (all of the foregoing collectively, "Restricted Investments"), except (i) Domestic Designated Investments with an aggregate cash purchase price of up to $500,000,000; (ii) Foreign Designated Investments with an aggregate cash purchase price of up to $2,500,000,000 or the U.S. Dollar equivalent thereof (exclusive of any such amounts paid in Equity Interests of the Borrower); provided that, in the case of (i) or (ii), at the time any agreement governing such Designated Investment is entered into, no Default has occurred and is continuing or would result therefrom including on a pro forma basis after giving effect to such Designated Investment ; (iii) licensing and cross-licensing arrangements in the ordinary course of business;
(iv) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater value or usefulness to the business of the Borrower and its Subsidiaries, as a whole, as determined in good faith by the Borrower and (v) Restricted Investments received substantially contemporaneously in exchange for Equity Interests of the Borrower.

            7.06 Transactions with Affiliates.

            The Borrower shall not, and shall not permit any of its Subsidiaries to, conduct transactions with any of its Affiliates involving aggregate payments or consideration in excess of $200,000,000 unless each such transaction or series of related transactions is on terms that, taken as a whole, are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's length transaction with a Person not an Affiliate; provided that the provisions of this Section 7.06 shall not apply to the following:

            (a) transactions between or among the Borrower and any of its Subsidiaries or transactions between any Subsidiary and any another Subsidiary;

            (b) Restricted Payments permitted by Section 7.03 hereof (other than clause (e) thereof);

            (c) payment of, or other consideration in respect of, compensation to officers, directors, employees or consultants of the Borrower, or any of its Subsidiaries and payment, or other consideration in respect of, directors' and officers' indemnities;

            (d) transactions pursuant to any agreement to which the Borrower or any Subsidiary is a party to on the Effective Date;

            (e) transactions with joint ventures for the purchase or sale of property or other assets and services entered into in the ordinary course of business and in a manner consistent with past practices;

            (f) transactions pursuant to the Merger Agreement; and

            (g) transactions pursuant to any agreement to which Wyeth or any of its Subsidiaries is a party on the Funding Date.

            Section 8. Events of Default. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

            (a) (i) the Borrower shall default in the payment of any principal of any Loan when due; (ii) the Borrower shall default in the payment of any interest on any Loan hereunder or in the payment of any fee payable pursuant to Section 2.05(a) or (b) and such default shall continue for 5 Business Days after notice thereof to the Borrower by the Administrative Agent or any Lender in accordance with Section 10.02(a); or (iii) the Borrower shall default in the payment of any other amount payable by it hereunder or under any other Loan Document and such default shall continue for 15 Business Days after notice thereof to the Borrower by the Administrative Agent or any Lender in accordance with Section 10.02(a); or

            (b) any representation, warranty or certification made or deemed made herein or in any other Loan Document by or on behalf of the Borrower or any other Loan Party, or any certificate furnished or deemed furnished to the Administrative Agent or any Lender pursuant to the provisions hereof or of any other Loan Document, shall prove to have not been accurate or to have been false or misleading as of the time made or furnished in any material respect and, if remediable, shall have not been remedied within 30 days; or

            (c) the Borrower or any Subsidiary shall default in the performance of (a) any of its obligations contained in Section 5, 6.01(d)(i), 6.02 (with respect to the Loan Parties) or 7 or (b) any of its other obligations under this Agreement or any other Loan Document and such default shall continue unremedied for a period of 30 days after notice thereof to the Borrower by the Administrative Agent or any Lender; or

            (d) the Borrower or any Covered Subsidiary shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

            (e) the Borrower or any Subsidiary shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal or, in the case of Hedging Contracts, net amount the U.S. Dollar Equivalent of which is at least $200,000,000 in the aggregate (but excluding Debt outstanding hereunder) among the Borrower and all Subsidiaries, as the case may be (the "Requisite Amount"), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any such Debt aggregating the Requisite Amount shall be declared due and payable or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt aggregating the Requisite Amount and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to enable or permit the holder or holders of such Debt or any trustee or agent on its or their behalf to accelerate the maturity of such Debt; or

            (f) any final judgment or Order for the payment of money the U.S. Dollar Equivalent of which is in excess of $200,000,000 shall be rendered against the Borrower or any Covered Subsidiary and there shall be any period of 60 consecutive days during which a stay of enforcement of any such unsatisfied judgment or order, by reason of bonding, a pending appeal or otherwise, shall not be in effect; provided that such 60-day stay period shall be extended for a period not to exceed an additional 120 days if (i) the Borrower or such Covered Subsidiary is contesting such judgment or enforcement of such judgment in good faith, unless, with respect only to judgments or orders rendered outside the United States, such action is not reasonably required to protect its respective property and assets from levy or garnishment, and (ii) no property or assets with a fair market value the U.S. Dollar Equivalent of which is in excess of $100,000,000 of the Borrower or such Covered Subsidiary have been levied upon or garnished to satisfy such judgment; or

            (g) the Borrower or any ERISA Affiliate shall incur liability that would reasonably be expected to have a Material Adverse Effect as a result of one or more of the following: (i) the occurrence of any ERISA Event;
      (ii) the partial or complete withdrawal of the Borrower, such Covered Subsidiary or such ERISA Affiliate from a Multiemployer Plan; or (iii) the reorganization or termination of a Multiemployer Plan; provided, however, that no Default or Event of Default under this Section 8(g) shall be deemed to have occurred if the Borrower, such Covered Subsidiary or such ERISA Affiliate shall have made arrangements satisfactory to the Required Lenders to discharge or otherwise satisfy such liability (including the posting of a bond or other security); or

            (h) the Borrower or any Material Subsidiary shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other Law relating to bankruptcy, insolvency, reorganization, winding up, or composition or readjustment of debts (in each case, relative to its own creditors or Debts), (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

            (i) A proceeding or case shall be commenced, without the application or consent of the Borrower or any Material Subsidiary, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding up, or the composition or readjustment of its Debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or such Material Subsidiary or of all or any substantial part of its property and assets, or (iii) similar relief in respect of the Borrower or such Material Subsidiary under any Law relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an Order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or an Order for relief against the Borrower or such Material Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

            (j) (i) any material provision of this Agreement, the Guaranty Agreement or any Note after execution and delivery thereof shall for any reason fail or cease to be valid and binding on, or enforceable against, any Loan Party party thereto for 5 Business Days or (ii) any Loan Party shall state in writing that any material provision of this Agreement, the Guaranty Agreement or any Note after execution and delivery thereof is not valid and binding on, or enforceable against, any Loan Party party thereto; or

            (k) a Change of Control shall occur;

            THEREUPON: (i) in the case of an Event of Default that has occurred and is continuing other than one referred to in clause (h) or (i) of this
Section 8, the Administrative Agent (A) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, cancel the Commitments and (B) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the principal amount of, and the accrued interest on, the Loans then outstanding and all other amounts payable by the Loan Parties hereunder and under the other Loan Documents to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Loan Parties; and (ii) in the case of the occurrence of an Event of Default referred to in clause (h) or (i) of this Section 8 with respect to the Borrower or any Material Subsidiary, the Commitments shall be automatically cancelled and the principal amount of, and the accrued interest on, the Loans then outstanding and all other amounts payable by the Loan Parties hereunder and under the other Loan Documents shall become automatically due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Loan Parties.

            Section 9. The Administrative Agent.

            9.01 Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

            9.02 Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 10.06; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Loan Document; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document on the part of the Borrower or to inspect the property or assets (including the books and records) of the Borrower or any of its Subsidiaries; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by facsimile transmission, telex, telegram or electronic messaging system) believed by it to be genuine and signed or sent by the proper party or parties.

            9.03 JPMorgan and Affiliates. With respect to its Commitment, the Loans made by it and the Note issued to it, JPMorgan shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include JPMorgan in its individual capacity. JPMorgan and its Affiliates (including, without limitation, their respective directors, officers, agents or employees) may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any Subsidiary, the Acquired Business and any Person who may do business with or own securities of the Borrower, any Subsidiary or the Acquired Business, all as if JPMorgan were not the Administrative Agent and without any duty to account therefor to the Lenders.

            9.04 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 3.01(b) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

            9.05 Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower), ratably according to the respective amounts of their Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out of pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Loan Documents, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower. The parties agree than no party identified on the cover page as a Joint Lead Arranger or as Joint Syndication Agent shall, in such capacity, have any liability or responsibility hereunder or in connection herewith.

            9.06 Successor Administrative Agent. The Administrative Agent may resign at any time by giving ten days' advance written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders and, if no Default shall have occurred and be continuing, the Borrower (acting together with the Required Lenders). Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, subject to, if no Default shall have occurred and be continuing, the approval of the Borrower (which approval shall not be unreasonably withheld). If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000, subject to, if no Default shall have occurred and be continuing, the approval of the Borrower (which approval shall not be unreasonably withheld). Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this
Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

            Section 10. Miscellaneous.

            10.01 No Waiver; Remedies. No failure to exercise or delay in exercising any right, power or privilege in respect of this Agreement or any other Loan Document will be presumed to operate as a waiver, and no single or partial exercise of any right, power or privilege in respect of this Agreement or any other Loan Document will be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege. The making of the Loans on the Funding Date shall not be presumed to operate as a waiver of any Default resulting from inaccurate representations and warranties made on the Funding Date unless expressly so waived by the Administrative Agent acting on behalf of the Required Lenders or all Lenders as the case may require. The remedies provided herein are cumulative and not exclusive of any remedies provided by Law.

            10.02 Notices, Etc.

            (a) Notices Generally. All notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, transmitted or delivered, if to the Borrower, at its address at Pfizer Inc., 235 East 42nd Street, New York, New York 10017-5755, Attention: Treasurer, Treasury Planning; if to any Lender, at its address for notices recorded by the Administrative Agent in the Register; and if to the Administrative Agent, at its address at JPMorgan, 1111 Fannin Street, Houston, TX 77002; or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. Without prejudice to clause (b)(iv) below, each such notice or communication will be deemed effective: (i) if in writing and delivered in person or by courier, on the date it is delivered; (ii) if sent by telex, on the date the recipient's answerback is received; (iii) if sent by facsimile transmission or electronic mail, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine); or (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted, except that notices and communications to the Administrative Agent pursuant to Section 2, 3 or 9 shall not be effective until received by the Administrative Agent. Delivery by telecopier or electronic mail of an executed counterpart of any amendment or waiver of any provision of this Agreement or any of the other Loan Documents or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

            (b) Electronic Communications.

                  (i) Delivery of Communications by the Borrower. The Borrower agrees that, unless otherwise requested by the Administrative Agent, it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and the other Loan Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (A) relates to a request for a new, or a Conversion of an existing, Borrowing (including any election of an interest rate or Interest Period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (C) provides notice of any Default or Event of Default under this Agreement, (D) is required to be delivered to satisfy any condition precedent in Section 3 relating to the effectiveness of this Agreement and/or any Borrowing or (E) initiates or responds to legal process (all such non excluded information being referred to herein collectively as the "Communications"), by transmitting the Communications in an electronic/soft medium (provided such Communications contain any required signatures) in a format acceptable to the Administrative Agent to Maria.A.Saez@jpmchase.com or such other e-mail address designated by the Administrative Agent from time to time.

                  (ii) Use of Web Platforms. Each party hereto agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on IntraLinks or another similar website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third party website or whether sponsored by the Administrative Agent) (the "Platform"). Nothing in this Section 10.02 shall prejudice the right of the Administrative Agent to make the Communications available to the Lenders in any other manner specified in this Agreement.

                  (iii) E-mail Notification to Lenders. Each Lender agrees (unless separate arrangements have been made with the Administrative Agent) that e-mail notice to it (at the address provided pursuant to the next sentence and deemed delivered as provided in the next paragraph) specifying that Communications have been posted to the Platform shall constitute effective delivery of such Communications to such Lender for purposes of this Agreement. Each Lender agrees (i) to notify the Administrative Agent in writing (including by electronic communication) from time to time to ensure that the Administrative Agent has on record an effective e mail address for such Lender to which the foregoing notice may be sent by electronic transmission, and (ii) that the foregoing notice may be sent to such e mail address.

                  (iv) Presumption as to Delivery of E-Mail. Each party agrees that any electronic communication referred to in this Section 10.02 shall be deemed delivered upon the posting of a record of such communication as "received" in the e mail system of the recipient; provided that if such communication is not so received during normal business hours, such communication shall be deemed delivered at the opening of business on the next Business Day.

                  (v) Waiver of Responsibility. Each party acknowledges that (A) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (B) the Communications and the Platform are provided "as is" and "as available," (C) none of the Administrative Agent, its Affiliates nor any of their respective officers, directors, employees, members, trustees, agents, sub-agents, advisors or representatives (collectively, the "JPM Parties") warrants the adequacy, accuracy or completeness of the Communications or the Platform, and each JPM Party expressly disclaims liability for errors or omissions in any Communications or the Platform, and (D) no warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non infringement of third party rights or freedom from viruses or other code defects, is made by any JPM Party in connection with any Communications or the Platform.

            10.03 Amendments, Etc. No amendment or waiver of any provision of this Agreement (except Section 3.02(j)) or the other Loan Documents (except the Commitment Documents), nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders affected thereby, do any of the following: (a) waive or amend any of the conditions specified in Section 3, (b) increase the Commitments of any Lender or subject any Lender to any additional obligations, (c) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder, (d) amend Section 2.11(a) or the definitions of Equity Issuance, Debt Incurrence, Specified Asset Sale, Property Loss Event or Net Cash Proceeds, (e) release all or substantially all of the Guarantors from the Guaranty Agreement, except as provided in Section 10.15, (f) alter the manner in which Commitment reductions or payments or prepayments of principal, interest or other amounts hereunder shall be applied as among the Lenders, (g) postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable hereunder, (h) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (i) amend this Section 10.03 or (j) extend the commitment period of any Lender or amend the definition of "Commitment Termination Date"; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and provided further, that the Administrative Agent may, with the written consent of the Borrower, amend, modify or supplement this Agreement to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender. No amendment or waiver of Section 3.02(j), nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Joint Lead Arrangers, and notwithstanding any terms herein to the contrary no such waiver or consent shall require the consent or approval of the other Lenders. Notwithstanding the foregoing, the Joint Lead Arrangers may, in consultation with the Borrower, amend this Agreement and the other Loan Documents (other than the Commitment Documents) to the extent permitted pursuant to the provisions of the Commitment Documents without consent of the Borrower or any Lender (and to the extent requested by the Joint Lead Arrangers, the Borrower and each Lender agree to execute all such amendments and any other documents reasonably requested in connection therewith); provided that no such amendment shall materially and adversely affect any Lender, unless consented to in writing and signed by all such Lenders affected thereby.

            10.04 Costs and Expenses; Indemnity. (a) The Borrower agrees to pay, promptly following demand thereof, all reasonable costs and expenses of the Joint Lead Arrangers in connection with the syndication of the credit facility provided for herein and the preparation, execution, delivery, administration, modification and amendment of this Agreement, the other Loan Documents and the other documents to be delivered hereunder and thereunder, including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement with respect to issues arising after the date hereof and that relate specifically to this Agreement. The Borrower further agrees to periodically pay, promptly following demand thereof, all reasonable costs and expenses of the Administrative Agent and the Lenders, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Loan Documents and the other documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel for the Administrative Agent and each Lender in connection with the enforcement of rights under this Section 10.04(a).

            (b) If any payment or prepayment of principal of, or Conversion of, any Eurodollar Loan is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Loan, as a result of
(i) a payment or Conversion pursuant to Section 2.10 or 2.15, (ii) a payment by an Eligible Assignee to a Lender other than on the last day of the Interest Period for such Loan upon an assignment of rights and obligations under this Agreement pursuant to Section 10.06 as a result of a demand by the Borrower pursuant to Sections 10.06(a) and (c), (iii) acceleration of the maturity of the Loans pursuant to Section 8 or (iv) any other reason, or if the Borrower shall fail to effect the Borrowing of the Loans (other than a Base Rate Loan) on the date specified for such Borrowing in the related Notice of Borrowing (including by reason of the failure of any applicable condition set forth in Section 3 to be satisfied), then the Borrower shall, within 30 days following demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, prepayment or Conversion, including, without limitation, any loss (including loss of anticipated margin), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Loan. Determinations by a Lender for purposes of this Section 10.04(b) of any loss, cost or expense shall be conclusive and binding for all purposes, provided that such determinations are made on a reasonable basis. Any Lender requesting compensation under this Section 10.04(b) will furnish the Borrower with a certificate setting forth the basis and amount of such request for compensation.

            (c) The Borrower shall indemnify the Administrative Agent, each Joint Lead Arranger, and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") on demand against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby including the Acquisition, (ii) any Loan or the use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing (including any such action proceeding or investigation brought by or against any person, including stockholders, partners or other equity holders of the Borrower or the Acquired Business), whether based on contract, tort or any other theory and in any capacity regardless of whether any Indemnitee is a party thereto, in each case, whether or not such investigation, litigation, claim or proceeding is brought by the Borrower, the Acquired Business, any equity holders or creditors of the Borrower or the Acquired Business or an Indemnitee and whether or not any such Indemnitee is otherwise a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee in the performance of its obligations under the Loan Documents; provided, however, that in no event will such Indemnitee or such other parties have any liability for any indirect, consequential, special or punitive damages in connection with or as a result of such Indemnitee's or such other parties' activities related to the Loan Documents and the Borrower hereby waives, releases and agrees not to sue upon such claim or any such damages whether or not accrued or not known or suspected to exist in its favor. If for any reason the foregoing indemnification is unavailable to any Indemnitee or insufficient to hold it harmless, then the Borrower will contribute to the amount paid or payable by such Indemnitee, as the case may be, as a result of such loss, claim, damage, liability and related expenses in such proportion as is appropriate to reflect the relative economic interests of (i) the Borrower and the Acquired Business and their respective Affiliates, stockholders, partners or other equity holders on the one hand and (ii) such Indemnitee on the other hand in the matters contemplated by the Loan Documents (including the Acquisition) as well as the relative fault of (i) the Borrower and the Acquired Business and their respective Affiliates, stockholders, partners or other equity holders and (ii) such Indemnitee with respect to such loss, claim, damage or liability and any other relevant equitable considerations.

            (d) Without prejudice to the survival of any other agreement of the Borrower or the Lenders hereunder, the agreements and obligations of the Borrower contained in Sections 2.14, 2.16 and this Section, and the agreements and obligations of each Lender under Section 10.11, shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

            10.05 Binding Effect. This Agreement shall become effective (other than Sections 2.01, 2.04 and 2.05, which shall only become effective upon satisfaction of the conditions precedent set forth in Section 3.01) when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Administrative Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of all Lenders (except Defaulting Lenders).

            10.06 Assignments and Participations. (a) Each Lender may assign to one or more Lenders or Affiliates of Lenders all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans owing to it and any Notes held by it) and may, with the consent of the Borrower (unless an Event of Default shall have occurred and be continuing, in which case the consent of the Borrower shall not be required) and the Administrative Agent, in each case, which consent shall not be unreasonably withheld or delayed, and, if demanded by the Borrower (pursuant to clause (c) below), upon at least five Business Days' notice to such Lender and the Administrative Agent, shall, assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans owing to it and any Notes held by it); provided that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or in the case of an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment or Loan, as applicable, of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 or any whole multiple of $1,000,000 in excess thereof,
(iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower shall comply with clause
(c) below, (v) the parties to each such assignment (which shall not include the Borrower) shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note subject to such assignment and, if the Eligible Assignee was not a Lender or an Affiliate of a Lender immediately prior to such assignment, a processing and recordation fee of $3,500 and (vi) the assignee, if not already a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided that the Borrower shall pay such fee if such assignment occurs as a result of a demand by the Borrower pursuant to Section 10.06(c)(i) or (iii); provided further that neither the Borrower's nor the Administrative Agent's consent shall be required (x) in the case of an assignment of the type described in subsection (h) below, (y) in the case of an assignment of a Commitment by a Lender to an Affiliate of such Lender if the long term deposit rating of such Affiliate is no less than the long term deposit rating of such Lender at the time of the assignment, subject to reassignment by such Affiliate to such Lender if at any time it ceases to be an Affiliate of such Lender and prior notification of any such assignment to the Borrower, or (z) in the case of an assignment by a Lender to an Approved Fund subject to prior notification of such an assignment to the Borrower and the Administrative Agent. Notwithstanding the foregoing, until the earlier of (1) the date that the syndication of the Commitments and Loans is terminated (as determined by the Joint Lead Arrangers) and (2) the date that is 90 days after the Funding Date, no assignments or other transfers will be permitted (other than by the Joint Lead Arrangers or their Affiliates) without the prior written consent of the Joint Lead Arrangers (provided that during such period the consent of the Borrower shall not be required), except that any Lender may assign its Loans or Commitments to any Affiliate of such Lender with written consent of the Administrative Agent. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.14, 2.16 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment.

            (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Guarantor or the performance or observance by the Borrower or any Guarantor of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

            Anything herein to the contrary notwithstanding, the Borrower shall not be obligated to pay to any assignee any amounts under Sections 2.14 or 2.16 in excess of the amount the Borrower would have been obligated to pay thereunder to the assigning Lender in the absence of such assignment, unless such assignment is made at a time when the circumstances giving rise to such greater payments did not exist.

            (c) Following (i) a demand by any Lender pursuant to, or the incurrence by the Borrower of an obligation to make a payment pursuant to,
Section 2.14, 2.15 or 2.16, (ii) any Lender becoming a Defaulting Lender or
(iii) in connection with any proposed amendment, modification, waiver or termination requiring the consent of all the Lenders or all affected Lenders, for which the consent of the Required Lenders has been obtained, the failure of any Lender whose consent is required but not obtained to vote in favor of such amendment, modification, waiver or termination, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.06(a)), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (w) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (x) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees (other than fees accrued pursuant to Section 2.05(a) in the event such Lender is a Defaulting Lender) and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts),
(y) in the case of any such assignment resulting from a claim or obligations under Sections 2.14, 2.15 or 2.16, such assignment will result in a reduction in such compensation or payments and (z) no Default shall have occurred and be continuing. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

            (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note (which shall be marked "cancelled" by the assigning Lender) a new Note to the order of such Eligible Assignee in an amount equal to the Commitment or Loan, as applicable, assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment or Loan, as applicable, hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment or Loan, as applicable, retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

            (e) The Administrative Agent, acting solely for this purpose as the agent of the Borrower, shall maintain at its address referred to in Section
10.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount and interest of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            (f) Each Lender may sell participations to one or more banks or other entities (other than the Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans owing to it and the Notes held by it); provided that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and
(v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation. Notwithstanding the foregoing, until the earlier of (1) the date that the syndication of the Commitments and Loans is terminated (as determined by the Joint Lead Arrangers) and (2) the date that is 90 days after the Funding Date, no participations or other transfers will be permitted (other than by the Joint Lead Arrangers) without the prior written consent of the Joint Lead Arrangers, except that any Lender may sell participations in or to its Loans or Commitments to any Affiliate of such Lender with written consent of the Administrative Agent.

            (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.06, disclose to the assignee or participant or proposed assignee or participant the existence of (and facts and information related to) an Event of Default or any publicly available information concerning the Borrower, any Subsidiary or the Acquired Business in the possession of such Lender from time to time; provided that, prior to any such disclosure of the existence of (and facts and information related to) an Event of Default, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of the existence of (and facts and information related to) such Event of Default, which agreement shall be on the same terms as those set forth in Section 10.11. The disclosure permitted by this Section 10.06(g) shall be in addition to any disclosure permitted by Section 10.11.

            (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans owing to it and the Notes held by it) in favor of any Federal Reserve Bank or other Governmental Authority in accordance with any regulation of the Federal Reserve or other Governmental Authority. No such assignment shall release any Lender from its obligations hereunder.

            10.07 Governing Law. This Agreement and the other Loan Documents shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflict of laws principles thereof.

            10.08 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

            10.09 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assignees.

            10.10 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            10.11 Confidentiality. The Administrative Agent, each Joint Lead Arranger and each Lender shall hold all non-public information regarding the Borrower and its Subsidiaries and their business identified as such by the Borrower and obtained by the Administrative Agent or such Joint Lead Arranger or Lender, as the case may be, pursuant to the requirements hereof in accordance with such Person's customary procedures for handling confidential information of such nature, provided that nothing herein contained shall be construed to prevent the Administrative Agent or such Lender or Joint Lead Arranger from disclosing such information (i) to any Affiliate of the Administrative Agent or such Lender or Joint Lead Arranger or any officer, director, employee or agent or any attorney or accountant for the Administrative Agent or such Lender or Joint Lead Arranger that agrees to be similarly bound, (ii) to any bona fide or potential assignee, transferee or participant in connection with the contemplated assignment, transfer or participation of any Commitments or Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) to any swap or derivative transaction relating to the Borrower and its obligations that agrees to be bound by the provisions of this Section 10.11, (iii) pursuant to any subpoena or upon the Order of any court or administrative agency or upon the request or demand of, or in connection with any investigation, examination or audit by, any governmental agency or authority, whether or not such request or demand shall have the force of Law, upon notice to the Administrative Agent and the Lenders of such subpoena, Order, request or demand (unless such notice is not legally permissible), provided that, except with respect to any audit or examination conducted in the ordinary course by bank accountants or by any governmental bank regulatory authority exercising examination or supervisory authority, the Administrative Agent or such Lender or Joint Lead Arranger (as the case may be) shall have used its best efforts to provide prompt notice to the Borrower (unless such notice is not legally permissible) of such subpoena, Order, request or demand or such investigation, examination or audit so as to enable the Borrower to seek a protective Order or other appropriate remedy and thereafter discloses only the minimum information required to be disclosed in order to comply with such subpoena, order, request or demand of, or in connection with such investigation, examination or audit, (iv) that has been obtained from any Person that is not a party to this Agreement or an Affiliate of any such party and who was not similarly bound so far as such Person was aware, (v) to any rating agency when required by it, provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to Borrower received by it from the Administrative Agent, any Joint Lead Arranger or any Lender, and (vi) in connection with the exercise of any remedy hereunder. Said authorization to disclose is subject to any federal or state securities laws that reasonably require the parties to keep some or all aspects of the transaction contemplated herein confidential. Furthermore, nothing in this Section 10.11 shall be construed as a waiver of any applicable attorney client privilege or any privilege arising under section 7525 of the Internal Revenue Code of 1986, as amended, or any duty of confidentiality on the part of any attorney or accountant under any code of professional conduct that, in each case, relates to communications with respect to the transactions contemplated herein or the execution thereof.

            10.12 Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property and assets, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, in each case sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

            (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            10.13 Waiver of Jury Trial. EACH OF THE BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

            10.14 USA Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the names and addresses of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with said Act.

            10.15 Release of Guarantors. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Borrower in connection with any Disposition of a Subsidiary that is a Guarantor as permitted by the Loan Documents and immediately following such Disposition such Subsidiary will no longer be a Subsidiary of the Borrower, the Administrative Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be required to release any Guarantee under any Loan Document of any Guarantor (including releasing such Guarantor from the Guaranty Agreement) being disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents, provided that no Default would result from such release.

            (b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when the principal and interest with respect to all Loans and all other monetary payment Obligations which are then due and payable have been paid in full and all Commitments have terminated or expired, upon request of the Borrower, the Administrative Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be required to release all Guarantees under any Loan Document of any Guarantor. Any such release of guarantee obligations shall be deemed subject to the provision that such Guarantees shall be reinstated if within 90 days after such release (or such longer period under any Federal, state or foreign bankruptcy, insolvency, receivership or similar Law now or hereafter in effect during which any payment in respect of the Obligations guaranteed thereby can be annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid) any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Loan Party or any substantial part of its property or assets, or otherwise, all as though such payment had not been made.

            10.16 No Fiduciary Duty. The Administrative Agent, each Joint Lead Arranger, each Arranger referred to on the cover page of this Agreement, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the "Lenders"), may have economic interests that conflict with those of Borrower. Borrower agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Lenders and Borrower, its stockholders or its affiliates. The Borrower acknowledges and agrees that (i) the transactions contemplated by the Loan Documents are arm's-length commercial transactions between the Lenders, on the one hand, and Borrower, on the other,
(ii) in connection therewith and with the process leading to such transaction each of the Lenders is acting solely as a principal and not the agent or fiduciary of Borrower, its management, stockholders, creditors or any other person, (iii) no Lender has assumed an advisory or fiduciary responsibility in favor of Borrower with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Lender or any of its affiliates has advised or is currently advising Borrower on other matters) or any other obligation to Borrower except the obligations expressly set forth in the Loan Documents and (iv) Borrower has consulted its own legal and financial advisors to the extent it deemed appropriate. Borrower further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to Borrower, in connection with such transaction or the process leading thereto.

            10.17 Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified in Section 8 by the Required Lenders to authorize the Administrative Agent to declare the Loans due and payable pursuant to the provisions of Section 8 and notice to the Borrower as required under
Section 8, each Lender and each Affiliate of a Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Debt at any time owing by such Lender or its Affiliates to or for the credit or the account of the Borrower or any Guarantor against any and all of the Obligations now or hereafter existing whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and even though such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 10.17 are in addition to the other rights and remedies (including other rights of set-off) that such Lender may have.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    PFIZER INC.


                                    By  /s/ Richard A. Passov
                                      ------------------------------------------
                                    Name:   Richard A. Passov
                                    Title:  Senior Vice President and Treasurer

                                    JPMORGAN CHASE BANK, N.A.
                                    as Administrative Agent


                                    By  /s/ Barbara R. Marks
                                      ------------------------------------------
                                    Name:   Barbara R. Marks
                                    Title:  Executive Director

                                    LENDERS

                                    JPMORGAN CHASE BANK, N.A.


                                    By  /s/ Barbara R. Marks
                                      ------------------------------------------
                                    Name:   Barbara R. Marks
                                    Title:  Executive Director

                                    BANK OF AMERICA, N.A.


                                    By  /s/ Alysa Trakas
                                      ------------------------------------------
                                    Name:   Alysa Trakas
                                    Title:  Vice President

                                    BARCLAYS BANK PLC


                                    By  /s/ David Barton
                                      ------------------------------------------
                                    Name:   David Barton
                                    Title:  Director

                                    CITIBANK, N.A.


                                    By  /s/ Kevin A. Ege
                                      ------------------------------------------
                                    Name:   Kevin A. Ege
                                    Title:  Vice President

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                    By  /s/ Alexis Maged
                                      ------------------------------------------
                                    Name:   Alexis Maged
                                    Title:  Authorized Signatory

                                    BANCO SANTANDER, S.A., New York Branch


                                    By: /s/ Harry Moreno
                                       ----------------------------------------
                                    Name:   Harry Moreno
                                    Title:  Vice President


                                    By: /s/ Ramon E. Colon Navarro
                                       ----------------------------------------
                                    Name:   Ramon E. Colon Navarro
                                    Title:  Vice President

                                    THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.


                                    By: /s/ George Stoecklein
                                       ----------------------------------------
                                    Name:   George Stoecklein
                                    Title:  Authorized Signatory

                                    CREDIT SUISSE, Cayman Islands Branch


                                    By: /s/ Karim Blasetti
                                       ----------------------------------------
                                    Name:   Karim Blasetti
                                    Title:  Vice President


                                    By: /s/ Mikhail Faybusovich
                                       ----------------------------------------
                                    Name:   Mikhail Faybusovich
                                    Title:  Vice President

                                    DEUTSCHE BANK AG, New York Branch


                                    By: /s/ Ming K. Chu
                                       ----------------------------------------
                                    Name:   Ming K. Chu
                                    Title:  Vice President


                                    By: /s/ Heidi Sandquist
                                       ----------------------------------------
                                    Name:   Heidi Sandquist
                                    Title:  Director

                                    HSBC BANK USA, NATIONAL ASSOCIATION


                                    By: /s/ James P. Kelly
                                       ----------------------------------------
                                    Name:   James P. Kelly
                                    Title:  Managing Director

                                    THE ROYAL BANK OF SCOTLAND plc


                                    By: /s/ Iain Stewart
                                       ----------------------------------------
                                    Name:   Iain Stewart
                                    Title:  Managing Director

                                    UBS AG, Stamford Branch


                                    By: /s/ Irja R. Otsa
                                       ----------------------------------------
                                    Name:   Irja R. Otsa
                                    Title:  Associate Director


                                    By: /s/ Mary E. Evans
                                       ----------------------------------------
                                    Name:   Mary E. Evans
                                    Title:  Associate Director

                                    INTESA SANPAOLO SpA


                                    By: /s/ John J. Michalisin
                                       ----------------------------------------
                                    Name:   John J. Michalisin
                                    Title:  First Vice President


                                    By: /s/ Francesco Di Mario
                                       ----------------------------------------
                                    Name:   Francesco Di Mario
                                    Title:  First Vice President & Credit
                                            Manager

                                    MEDIOBANCA SpA


                                    By: /s/ Greg Lomas
                                       ----------------------------------------
                                    Name:   Greg Lomas
                                    Title:  Managing Director


                                    By: /s/ Alastair Brown
                                       ----------------------------------------
                                    Name:   Alastair Brown
                                    Title:  Executive Director

                                    MIZUHO CORPORATE BANK, LTD.


                                    By: /s/ Raymond Ventura
                                       ----------------------------------------
                                    Name:   Raymond Ventura
                                    Title:  Deputy General Manager

                                    ROYAL BANK OF CANADA


                                    By: /s/ Gordon MacArthur
                                       ----------------------------------------
                                    Name:   Gordon MacArthur
                                    Title:  Authorized Signatory

                                    SOCIETE GENERALE


                                    By: /s/ Andrew Green
                                       ----------------------------------------
                                    Name:   Andrew Green
                                    Title:  Director

                                    SUMITOMO MITSUI BANKING CORPORATION


                                    By: /s/ Yoshihiro Hyakutome
                                       ----------------------------------------
                                    Name:   Yoshihiro Hyakutome
                                    Title:  General Manager

                                    THE BANK OF NOVA SCOTIA


                                    By: /s/ Paula Czach
                                       ----------------------------------------
                                    Name:   Paula Czach
                                    Title:  Director

                                    IVY Funds VIP Asset Strategy

                                    By: /S/ Michael L. Avery
                                       ----------------------------------------
                                    Name:   Michael L. Avery
                                    Title:  Executive Vice President

                                    IVY Funds, Inc Asset Strategy
                                       Fund


                                    By: /S/ Michael L. Avery
                                       ----------------------------------------
                                    Name:   Michael L. Avery
                                    Title:  Executive Vice President

                                    IVY Funds VIP High Income Fund


                                    By: /s/ William M. Nelson
                                       ----------------------------------------
                                    Name:   William M. Nelson
                                    Title:  Senior Vice President

                                    IVY Funds, Inc High Income Fund


                                    By: /s/ Bryan C. Krug
                                       ----------------------------------------
                                    Name:  Bryan C. Krug
                                    Title: Vice President

                                    WADDELL & REED ADVISORS ASSET STRATEGY
                                    FUND, INC.


                                    By: /s/ Michael L. Avery
                                       ----------------------------------------
                                    Name:  Michael L. Avery
                                    Title: Executive Vice President

                                    WADDELL & REED ADVISORS HIGH INCOME
                                    FUND, INC.


                                    By: /s/ William M. Nelson
                                       ----------------------------------------
                                    Name:  William M. Nelson
                                    Title: Senior Vice President

                                    BANCO BILBAO VIZCAYA ARGENTARIA S.A.


                                    By: /s/ Miguel Lara
                                       ----------------------------------------
                                    Name:   Miguel Lara
                                    Title:  Managing Director


                                    By: /s/ Alex Mayral
                                       ----------------------------------------
                                    Name:   Alex Mayral
                                    Title:  Vice President

                                    INDUSTRIAL AND COMMERCIAL BANK OF CHINA
                                    LIMITED, New York Branch


                                    By: /s/ Mr. Bin Wu
                                       ----------------------------------------
                                    Name:   Mr. Bin Wu
                                    Title:  General Manager

                                    US BANK, N.A.


                                    By: /s/ Christopher T. Kordes
                                       ----------------------------------------
                                    Name:   Christopher T. Kordes
                                    Title:  Senior Vice President

                                    Hartford Life and Accident Insurance
                                    Company

                                    By: Hartford Investment Management
                                       Company, Its Agent and
                                       Attorney-in-Fact


                                    By: /s/ Francesco Ossino
                                       ----------------------------------------
                                    Name:   Francesco Ossino
                                    Title:  Senior Vice President

                                    Hartford Accident and Indemnity Company

                                    By: Hartford Investment Management
                                       Company, Its Agent and
                                       Attorney-in-Fact


                                    By: /s/ Francesco Ossino
                                       ----------------------------------------
                                    Name:   Francesco Ossino
                                    Title:  Senior Vice President

                                    Hartford Life Insurance Company

                                    By: Hartford Investment Management
                                       Company, Its Agent and
                                       Attorney-in-Fact


                                    By: /s/ Francesco Ossino
                                       ----------------------------------------
                                    Name:   Francesco Ossino
                                    Title:  Senior Vice President

                                    State Board of Administration of Florida

                                    By: Hartford Investment Management
                                       Company, Its Investment Manager


                                    By:  /s/ Francesco Ossino
                                       ----------------------------------------
                                    Name:   Francesco Ossino
                                    Title:  Senior Vice President

                                    The Investment and Administrative
                                       Committee of The Walt Disney
                                       Company Sponsored Qualified Benefit
                                       Plans and Key Employees Deferred
                                       Compensation and Retirement Plan

                                    By: Hartford Investment Management
                                       Company, Its Investment Manager


                                    By: /s/ Francesco Ossino
                                       ----------------------------------------
                                    Name:   Francesco Ossino
                                    Title:  Senior Vice President

                                    The Hartford Mutual Funds, Inc., on
                                       behalf of The Hartford Total Return
                                       Bond Fund

                                    By: Hartford Investment Management
                                       Company, Its Subadvisor


                                    By: /s/ Francesco Ossino
                                       ----------------------------------------
                                    Name:   Francesco Ossino
                                    Title:  Senior Vice President

                                    Hartford Series Fund, Inc., on behalf
                                       of Hartford Total Return Bond HLS
                                       Fund

                                    By Hartford Investment Management
                                       Company, Its Subadvisor


                                    By:  /s/ Francesco Ossino
                                       ----------------------------------------
                                    Name:   Francesco Ossino
                                    Title:  Senior Vice President

                                    The Hartford Mutual Funds, Inc., on
                                       behalf of The Hartford Income Fund

                                    By Hartford Investment Management
                                       Company, Its Subadvisor


                                    By:  /s/ Francesco Ossino
                                       ----------------------------------------
                                    Name:   Francesco Ossino
                                    Title:  Senior Vice President

                                    The Hartford Mutual Funds, Inc., on
                                       behalf of The Hartford Strategic
                                       Income Fund

                                    By: Hartford Investment Management
                                       Company, Its Investment Manager


                                    By:  /s/ Francesco Ossino
                                       ----------------------------------------
                                    Name:   Francesco Ossino
                                    Title:  Senior Vice President

                                    AUSTRALIA & NEW ZEALAND BANKING GROUP
                                    LIMITED


                                    By: /s/ John W. Wade
                                       ----------------------------------------
                                    Name:   John W. Wade
                                    Title:  Deputy General Manager/Head of
                                            Operations and Infrastructure

                                    BANK OF CHINA, LOS ANGELES BRANCH


                                    By: /s/ Feng Chang
                                       ----------------------------------------
                                    Name:   Feng Chang
                                    Title:  Branch Manager & Vice President


                                    By: /s/ Jason Fu
                                       ----------------------------------------
                                    Name:   Jason Fu
                                    Title:  Vice President

                                    BANK OF CHINA (LUXEMBOURG) S.A.


                                    By: /s/ Mr. Huang Hong
                                       ----------------------------------------
                                    Name:   Mr. Huang Hong
                                    Title:  General Manager


                                    By: /s/ Mr. Zhang Wei
                                       ----------------------------------------
                                    Name:   Mr. Zhang Wei
                                    Title:  Deputy General Manager

                                    BANK OF CHINA, NEW YORK BRANCH


                                    By: /s/ Richard Bradspies
                                       ----------------------------------------
                                    Name:   Richard Bradspies
                                    Title:  Deputy General Manager

                                    THE GOVERNOR AND COMPANY OF THE BANK OF
                                    IRELAND


                                    By: /s/ Padraig Rushe
                                       ----------------------------------------
                                    Name:   Padraig Rushe
                                    Title:  Director


                                    By: /s/ Kevin Healy
                                       ----------------------------------------
                                    Name:   Kevin Healy
                                    Title:  Relationship Manager

                                    BANK OF NEW YORK MELLON


                                    By: /s/ Richard K. Fronapfel, Jr.
                                       ----------------------------------------
                                    Name:   Richard K. Fronapfel, Jr.
                                    Title:  Vice President

                                    CAJA DE AHORROS Y MONTE DE PIEDAD DE
                                    MADRID


                                    By: /s/ Jose Cueto
                                       ----------------------------------------
                                    Name:   Jose Cueto
                                    Title:  Senior Vice President


                                    By: /s/ Juan Pablo Hernandez
                                       ----------------------------------------
                                    Name:   Juan Pablo Hernandez
                                    Title:  Head of Capital Markets

                                    LLOYDS TSB BANK PLC


                                    By: /s/ Deborah Carlson
                                       ----------------------------------------
                                    Name:   Deborah Carlson
                                    Title:  Director


                                    By: /s/ Candice Obrentz
                                       ----------------------------------------
                                    Name:   Candice Obrentz
                                    Title:  Associate Director

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/ Edward M. Tessalone
                                       ----------------------------------------
                                    Name:   Edward M. Tessalone
                                    Title:  Senior Vice President

                                    STANDARD CHARTERED BANK


                                    By: /s/ James P. Hughes
                                       ----------------------------------------
                                    Name:   James P. Hughes
                                    Title:  Vice President


                                    By: /s/ Robert K. Reddington
                                       ----------------------------------------
                                    Name :  Robert K. Reddington
                                    Title:  AVP/Credit Documentation
                                            Credit Risk Control
                                            Standard Chartered Bank N.Y.

                                    THE NORTHERN TRUST COMPANY


                                    By: /s/ Ashish S. Bhagwat
                                       ----------------------------------------
                                    Name:   Ashish S. Bhagwat
                                    Title:  Vice President

                                    TORONTO DOMINION (NEW YORK) LLC


                                    By: /s/ Debbi L. Brito
                                       ----------------------------------------
                                    Name:   Debbi L. Brito
                                    Title:  Authorized Signatory

                                     ANNEX A

                                APPLICABLE MARGIN

            "Applicable Margin" shall mean, as of any date of determination during any period set forth below, a per annum rate equal to the rate set forth below opposite the applicable Type of Loan and the Borrower's Credit Rating in effect at such time:

------------------------------------------------------------------------------------------------------------------------------------
                   Level I                Level II               Level III              Level IV               Level V
------------------------------------------------------------------------------------------------------------------------------------
Borrower's Credit  AA+/Aa1 or  higher     AA/Aa2                 AA-/Aa3                A+/A1                  A/A2 or lower
Ratings
------------------------------------------------------------------------------------------------------------------------------------
                   Eurodollar  Base Rate  Eurodollar  Base Rate  Eurodollar  Base Rate  Eurodollar  Base Rate  Eurodollar  Base Rate
                   Rate                   Rate                   Rate                   Rate                   Rate
------------------------------------------------------------------------------------------------------------------------------------
Funding Date until
3-month            2.50%       1.50%      2.75%       1.75%      3.00%       2.00%      3.25%       2.25%      3.50%       2.50%
anniversary
thereof
------------------------------------------------------------------------------------------------------------------------------------
3-month
anniversary of
Funding Date       3.00%       2.00%      3.25%       2.25%      3.50%       2.50%      3.75%       2.75%      4.00%       3.00%
until 6-month
anniversary
thereof
------------------------------------------------------------------------------------------------------------------------------------
6-month
anniversary of
Funding Date       3.50%       2.50%      3.75%       2.75%      4.00%       3.00%      4.25%       3.25%      4.50%       3.50%
until 9-month
anniversary
thereof
------------------------------------------------------------------------------------------------------------------------------------
9-month
anniversary of
Funding Date       4.00%       3.00%      4.25%       3.25%      4.50%       3.50%      4.75%       3.75%      5.00%       4.00%
until 12-month
anniversary
thereof
------------------------------------------------------------------------------------------------------------------------------------
12-month
anniversary of
Funding Date       4.50%       3.50%      4.75%       3.75%      5.00%       4.00%      5.25%       4.25%      5.50%       4.50%
until 15-month
anniversary
thereof
------------------------------------------------------------------------------------------------------------------------------------
15-month
anniversary of
Funding Date       5.00%       4.00%      5.25%       4.25%      5.50%       4.50%      5.75%       4.75%      6.00%       5.00%
until 18-month
anniversary
thereof
------------------------------------------------------------------------------------------------------------------------------------

For purposes of determining the Applicable Margin, the applicable Borrower's Credit Ratings from one of S&P and Moody's will be required to qualify for the applicable level set forth above; provided that if the higher applicable Borrower's Credit Rating is more than one Level higher than the other Borrower's Credit Rating, the Applicable Margin shall be the Level below the Level corresponding to such higher Borrower's Credit Rating.